UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2020

Date of reporting period:	June 1, 2019 — November 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Semiannual report
11 | 30 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Semiannual report
11 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 10, 2020

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund’s management team has experience in global allocation strategies over several market cycles.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

The fund is not intended to outperform stocks and bonds during strong market rallies.

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Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 15–16.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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What was the market environment during the reporting period?

Global financial markets gained during the trailing six-month reporting period. The U.S.–China trade conflict, signs of slowing global growth, and fears of a recession had weighed on global asset markets during the first few months of the period. But markets recouped much of those losses as the Federal Reserve cut interest rates and as trade talks progressed. The S&P 500 Index, a broad measure of U.S. stocks, rallied 15.26% and the MSCI World Index rose 12.95% during the period.

China and the United States, the world’s two largest economies, in mid-December reached a preliminary agreement in their long-running trade war. The initial deal helped diffuse market uncertainties and forestalled new tariffs slated for December. The two countries now plan to begin negotiations on more contentious issues.

The Fed lowered short-term interest rates three times during the period as the central bank acted to guard the economy against trade uncertainties and cooling global growth. The European Central Bank [ECB] also lowered

Dynamic Risk Allocation Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

one of its policy rates to a record low and reinitiated its bond-buying program, known as quantitative easing,

With interest rates already low, bonds ended the period on a positive note. The rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index rose 3.81% during the period. More credit-sensitive fixed income, as measured by the performance of high-yield bonds, outperformed. Finally, commodities delivered slightly positive returns during this period. Energy prices were mostly range-bound, with oil prices hovering between $50 and $60 per barrel. Broad commodities, as measured by the S&P GSCI, ended these six months up 1.30%.

How did the fund perform during the reporting period?

Putnam Dynamic Risk Allocation Fund rose 4.50% over the six-month period. The fund underperformed the custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which gained 7.70%.

What strategies helped and what detracted in the fund’s relative performance?

Each of the asset classes included in the benchmark delivered positive returns over this time period. Positive contributors included several active implementation and strategic-positioning decisions. Our S&P 500 mean-reversion strategy, designed to take advantage of short-term moves in stocks, boosted fund results over these six months.

6 Dynamic Risk Allocation Fund

Security selection within high-yield bonds was another notable contributor for the period.

Dynamic allocation decisions were the primary drivers of underperformance. In particular, our underweight position in interest-rate-sensitive bonds was a key detractor. As interest rates declined, bond prices moved higher. We did not see a meaningful contribution from other asset allocation decisions during the period because our equity, credit, and inflation exposures were held close to benchmark weight.

What is your outlook and how have you positioned the fund?

We expect to see equity and bond markets deliver returns at or below their historical norms as we head into 2020. In our view, the phase-one trade deal between the United States and China cleared the path for riskier assets to rally through the end of the year. But investors are still digesting what is and isn’t included in the deal, and what comes next. For 2020, we expect global economic growth to remain sluggish and U.S. economic growth to also settle in at a lower gear. Still, the job market and consumer spending have continued to be resilient.

Within asset allocation, we will remain tactical and search for opportunities to tilt exposures based on our outlook for equities, credit,

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

interest rates, and inflation. Allocations remain close to benchmark weights at this time, with only slight tilts in favor of certain asset classes included in the Dynamic Risk Allocation benchmark. As such, stock-selection strategies could continue to drive benchmark-relative performance.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Allocations are shown as a percentage of the fund’s net assets as of 11/30/19. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/19

		Annual		Annual		Annual
	Life of fund	Average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	38.64%	4.07%	13.42%	2.55%	16.16%	5.12%	7.33%	4.50%
After sales charge	30.67	3.32	6.90	1.34	9.48	3.06	1.15	–1.51
Class B (9/19/11)
Before CDSC	30.51	3.30	9.29	1.79	13.52	4.32	6.57	4.10
After CDSC	30.51	3.30	7.32	1.42	10.52	3.39	1.57	–0.90
Class C (9/19/11)
Before CDSC	30.33	3.28	9.20	1.78	13.43	4.29	6.55	4.00
After CDSC	30.33	3.28	9.20	1.78	13.43	4.29	5.55	3.00
Class R (9/19/11)
Net asset value	35.80	3.80	12.00	2.29	15.24	4.84	7.11	4.30
Class R6 (7/2/12)
Net asset value	42.79	4.44	15.60	2.94	17.46	5.51	7.77	4.69
Class Y (9/19/11)
Net asset value	41.58	4.33	14.87	2.81	16.99	5.37	7.64	4.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 11/30/19

		Annual		Annual		Annual
	Life of fund	Average	5 years	average	3 years	average	1 year	6 months
Putnam Dynamic
Risk Allocation	53.16%	5.34%	21.97%	4.05%	26.13%	8.05%	11.06%	7.70%
Blended Index*
Lipper Alternative
Global Macro
Funds category	41.35	4.21	13.84	2.54	16.71	5.20	7.97	5.32
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 15–16.

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/19, there were 223, 215, 198, 181, and 111 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/19

	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
5/31/19	$10.90	$11.56	$10.72	$10.75	$10.93	$10.87	$10.92
11/30/19	11.39	12.08	11.16	11.18	11.40	11.38	11.42

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Dynamic Risk Allocation Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

		Annual		Annual		Annual
	Life of fund	Average	5 years	average	3 years	average	1 year	6 months
Class A (9/19/11)
Before sales charge	41.53%	4.28%	18.18%	3.40%	16.01%	5.08%	14.89%	2.71%
After sales charge	33.39	3.54	11.39	2.18	9.34	3.02	8.29	–3.19
Class B (9/19/11)
Before CDSC	33.23	3.52	13.85	2.63	13.50	4.31	13.99	2.32
After CDSC	33.23	3.52	11.85	2.27	10.50	3.38	8.99	–2.66
Class C (9/19/11)
Before CDSC	32.99	3.50	13.77	2.61	13.40	4.28	13.97	2.32
After CDSC	32.99	3.50	13.77	2.61	13.40	4.28	12.97	1.32
Class R (9/19/11)
Net asset value	38.60	4.02	16.72	3.14	15.15	4.81	14.51	2.51
Class R6 (7/2/12)
Net asset value	45.84	4.66	20.42	3.79	17.45	5.51	15.31	2.95
Class Y (9/19/11)
Net asset value	44.65	4.56	19.71	3.66	16.96	5.36	15.18	2.89

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/19*	1.16%	1.91%	1.91%	1.41%	0.76%	0.91%
Total annual operating expenses for the
fiscal year ended 5/31/19	1.46%	2.21%	2.21%	1.71%	1.06%	1.21%
Annualized expense ratio for the
six-month period ended 11/30/19	1.16%	1.91%	1.91%	1.41%	0.75%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/20.

12 Dynamic Risk Allocation Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/19 to 11/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.93	$9.75	$9.74	$7.20	$3.84	$4.65
Ending value (after expenses)	$1,045.00	$1,041.00	$1,040.00	$1,043.00	$1,046.90	$1,045.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/19, use the following calculation method. To find the value of your investment on 6/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.86	$9.62	$9.62	$7.11	$3.79	$4.60
Ending value (after expenses)	$1,019.20	$1,015.45	$1,015.45	$1,017.95	$1,021.25	$1,020.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 13

Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

14 Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI ACWI (All Country World Index) (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the

Dynamic Risk Allocation Fund 15

reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% the MSCI World Index (ND), 40% the Bloomberg Barclays Global Aggregate Bond Index, and 10% the S&P GSCI.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Dynamic Risk Allocation Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2019, Putnam employees had approximately $484,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Risk Allocation Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 Dynamic Risk Allocation Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2020. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.70% of its average net assets through at least September 30, 2020. During its fiscal year ending in 2018, your fund’s expenses were reduced as a result of this expense limitation. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal

Dynamic Risk Allocation Fund 19

year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment

20 Dynamic Risk Allocation Fund

performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Global Macro Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 260, 229 and 198 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered that Putnam Management believed that the fund’s fourth quartile performance over the one-year period was driven by several factors. The Trustees noted Putnam Management’s view that the fund’s quantitative equity security selection process performed less favorably in 2018’s volatile market. The Trustees also noted Putnam Management’s observation that the fund’s overweight allocation to equities detracted from the fund’s performance, especially in the fourth quarter of 2018. The Trustees additionally considered Putnam Management’s view that the fund’s tactical position in commodities (a position that was not in the fund’s benchmark) detracted from the fund’s performance, as oil prices fell in the fourth quarter.

The Trustees noted that the fund had better performance over longer time periods. In addition, the Trustees considered the fund’s top-quartile performance for the year-to-date period through February 28, 2019, noting Putnam Management’s observation that the market environment had been more favorable for the fund’s investment process during this recent period. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions,

Dynamic Risk Allocation Fund 21

would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Risk Allocation Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Risk Allocation Fund 23

The fund’s portfolio 11/30/19 (Unaudited)

COMMON STOCKS (50.4%)*	Shares	Value
Banking (2.8%)
ABN AMRO Group NV GDR (Netherlands)	3,566	$60,860
Banco BBVA Argentina SA ADR (Argentina)	2,300	8,993
Banco Bilbao Vizcaya Argenta (Spain)	20,381	107,372
Banco de Chile ADR (Chile)	416	8,503
Banco do Brasil SA (Brazil)	6,088	68,750
Banco Macro SA ADR (Argentina)	1,387	35,854
Banco Santander (Brasil) S.A. (Units) (Brazil)	3,900	40,624
Banco Santander Chile ADR (Chile)	414	8,942
Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand Class B (Mexico)	8,100	10,243
Bank Central Asia Tbk PT (Indonesia)	12,500	27,827
Bank Leumi Le-Israel BM (Israel)	8,861	64,295
Bank of China, Ltd. (China)	10,000	4,011
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	34,000	9,546
BNP Paribas SA (France)	2,320	130,288
BOC Hong Kong Holdings, Ltd. (Hong Kong)	9,500	32,281
China Minsheng Banking Corp., Ltd. Class H (China)	19,000	13,228
Credit Agricole SA (France)	5,587	76,424
DNB ASA (Norway)	2,359	39,603
Fubon Financial Holding Co., Ltd. (Taiwan)	18,000	26,430
HSBC Holdings PLC (United Kingdom)	612	4,561
Industrial & Commercial Bank of China, Ltd. (China)	75,000	53,461
Israel Discount Bank, Ltd. Class A (Israel)	9,326	42,947
JPMorgan Chase & Co.	5,815	766,184
OTP Bank Nyrt (Hungary)	441	20,758
RHB Bank Bhd (Malaysia)	7,800	10,571
Sberbank of Russia PJSC ADR (Russia)	3,317	48,528
Shinhan Financial Group Co., Ltd. (South Korea)	627	23,118
Skandinaviska Enskilda Banken AB (Sweden)	7,879	67,565
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,400	123,950
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	800	30,612
U.S. Bancorp	8,362	501,971
		2,468,300
Basic materials (1.7%)
Anglo American Platinum, Ltd. (South Africa)	525	43,449
Anglo American PLC (United Kingdom)	3,230	84,654
Anhui Conch Cement Co., Ltd. (China)	11,500	73,526
Arkema SA (France)	481	49,849
Axalta Coating Systems, Ltd. †	3,932	111,944
BHP Billiton PLC (United Kingdom)	2,575	56,947
Boliden AB (Sweden)	506	13,051
China Resources Cement Holdings, Ltd. (China)	16,000	19,151
Covestro AG (Germany)	2,014	94,309
CRH PLC (Ireland)	2,977	113,916
Evraz PLC (Russia)	8,494	40,690
Fortescue Metals Group, Ltd. (Australia)	8,151	53,645
Glencore PLC (United Kingdom)	544	1,716
HOCHTIEF AG (Germany)	275	33,784

24 Dynamic Risk Allocation Fund

COMMON STOCKS (50.4%)* cont.	Shares	Value
Basic materials cont.
Impala Platinum Holdings, Ltd. (South Africa) †	1,549	$11,905
Israel Chemicals, Ltd. (Israel)	4,898	22,979
Korea Zinc Co., Ltd. (South Korea)	59	20,280
Kumba Iron Ore, Ltd. (South Africa)	856	21,962
MMC Norilsk Nickel PJSC ADR (Russia)	577	15,146
NewMarket Corp.	218	107,685
Nitto Denko Corp. (Japan)	500	28,057
Novolipetsk Steel PJSC (Russia)	636	12,809
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	11,100	18,764
Reliance Steel & Aluminum Co.	860	101,463
Rio Tinto PLC (United Kingdom)	2,344	127,368
Severstal PJSC (Russia)	710	10,031
Shin-Etsu Chemical Co., Ltd. (Japan)	900	96,317
Soulbrain Co., Ltd. (South Korea)	278	16,570
Taisei Corp. (Japan)	1,300	51,028
Tekfen Holding AS (Turkey)	4,132	13,581
Vale SA (Brazil) †	3,700	43,680
		1,510,256
Capital goods (3.6%)
ACS Actividades de Construccion y Servicios SA (Spain)	1,655	64,423
Allison Transmission Holdings, Inc.	2,219	107,400
AptarGroup, Inc.	200	22,424
Berry Plastics Group, Inc. †	3,555	165,983
Daelim Industrial Co., Ltd. (South Korea)	239	18,191
Daikin Industries, Ltd. (Japan)	600	86,337
Dassault Aviation SA (France)	13	17,689
Faurecia SA (France)	1,328	70,438
General Dynamics Corp.	142	25,807
HEICO Corp.	1,030	133,787
Hitachi High-Technologies Corp. (Japan)	600	39,152
Hitachi, Ltd. (Japan)	2,900	113,965
Honeywell International, Inc.	3,091	551,898
Hyundai Mobis Co., Ltd. (South Korea)	337	69,902
Ingersoll-Rand PLC	1,958	256,713
Legrand SA (France)	649	51,256
Lockheed Martin Corp.	1,308	511,467
Obayashi Corp. (Japan)	2,600	27,564
Republic Services, Inc.	1,626	144,145
Samsung Engineering Co., Ltd. (South Korea) †	1,160	18,463
Sandvik AB (Sweden)	6,016	109,404
Silgan Holdings, Inc.	1,299	40,022
Teledyne Technologies, Inc. †	530	181,255
Tervita Corp. (Canada) †	63	356
Waste Management, Inc.	3,240	365,828
Weichai Power Co., Ltd. Class H (China)	14,000	23,929
		3,217,798
Communication services (2.3%)
Advanced Info Service PCL (Thailand)	8,200	57,530
AT&T, Inc.	1,495	55,883

Dynamic Risk Allocation Fund 25

COMMON STOCKS (50.4%)* cont.	Shares	Value
Communication services cont.
BT Group PLC (United Kingdom)	11,604	$28,748
Charter Communications, Inc. Class A †	517	242,995
China Mobile, Ltd. (China)	6,000	45,221
Deutsche Telekom AG (Germany)	6,432	107,974
DISH Network Corp. (Rights) †	1	—
Equinix, Inc. R	385	218,237
Hikari Tsushin, Inc. (Japan)	200	46,646
Juniper Networks, Inc.	8,811	220,804
KDDI Corp. (Japan)	4,400	126,226
KT Corp. (South Korea)	311	7,096
Nippon Telegraph & Telephone Corp. (Japan)	1,400	70,717
NTT DoCoMo, Inc. (Japan)	1,000	27,445
PLDT, Inc. (Philippines)	175	3,702
Telstra Corp., Ltd. (Australia)	35,139	91,745
TIM Participacoes SA (Brazil)	4,000	12,793
Verizon Communications, Inc.	10,849	653,544
		2,017,306
Consumer cyclicals (5.5%)
Amazon.com, Inc. †	182	327,746
Aristocrat Leisure, Ltd. (Australia)	4,109	94,275
Astro Malaysia Holdings Bhd (Malaysia)	5,100	1,710
Automatic Data Processing, Inc.	2,897	494,750
AutoZone, Inc. †	210	247,363
Berkeley Group Holdings PLC (The) (United Kingdom)	408	24,199
Brambles, Ltd. (Australia)	1,487	12,623
CK Hutchison Holdings, Ltd. (Hong Kong)	4,500	40,871
Clear Channel Outdoor Holdings, Inc. †	6,655	16,504
Clicks Group, Ltd. (South Africa)	816	13,950
Com7 PCL (Thailand)	12,400	11,490
Compagnie Generale des Etablissements Michelin SCA (France)	767	92,029
Compass Group PLC (United Kingdom)	3,839	94,062
Daiwa House Industry Co., Ltd. (Japan)	1,200	36,728
Ecolab, Inc.	637	118,909
Feng Tay Enterprise Co., Ltd. (Taiwan)	1,000	6,260
Fiat Chrysler Automobiles NV (Italy)	5,901	87,253
Ford Otomotiv Sanayi AS (Turkey)	721	8,000
Fosun International, Ltd. (China)	21,000	28,275
Geberit International AG (Switzerland)	100	53,693
Geely Automobile Holdings, Ltd. (China)	7,000	13,091
Genting Bhd (Singapore)	41,800	28,272
Genting Bhd (Malaysia)	7,400	10,330
Genting Malaysia Bhd (Malaysia)	18,300	13,758
Hermes International (France)	128	95,901
Home Product Center PCL (Thailand)	50,100	27,191
Host Hotels & Resorts, Inc. R	5,410	94,621
iHeartMedia, Inc. Class A † S	2,830	43,554
Industria de Diseno Textil SA (Inditex) (Spain)	2,649	82,482
Kering SA (France)	197	118,664
Kia Motors Corp. (South Korea)	1,869	68,437

26 Dynamic Risk Allocation Fund

COMMON STOCKS (50.4%)* cont.	Shares	Value
Consumer cyclicals cont.
Nintendo Co., Ltd. (Japan)	300	$116,112
Omnicom Group, Inc.	4,418	351,143
Peugeot SA (France)	4,061	98,079
Porsche Automobil Holding SE (Preference) (Germany)	118	8,734
Pou Chen Corp. (Taiwan)	5,000	6,514
President Chain Store Corp. (Taiwan)	2,000	20,026
Qualicorp SA (Brazil)	4,100	35,638
Ross Stores, Inc.	2,648	307,565
Sabre Corp.	1,400	31,402
ServiceMaster Global Holdings, Inc. †	371	14,539
Sinotruk Hong Kong, Ltd. (China)	11,000	18,576
Sohgo Security Services Co., Ltd. (Japan)	300	15,600
Sony Corp. (Japan)	2,300	145,122
Sun Art Retail Group, Ltd. (China)	6,000	6,791
Taylor Wimpey PLC (United Kingdom)	14,591	32,882
Teco Electric and Machinery Co., Ltd. (Taiwan)	5,000	4,441
TJX Cos., Inc. (The)	8,542	522,172
Toyota Motor Corp. (Japan)	200	13,961
Volkswagen AG (Preference) (Germany)	422	81,591
Volvo AB (Sweden)	2,088	32,280
Wal-Mart de Mexico SAB de CV (Mexico)	18,839	52,438
Walt Disney Co. (The)	3,078	466,563
Wolters Kluwer NV (Netherlands)	1,459	104,746
Zhongsheng Group Holdings, Ltd. (China)	6,000	21,269
		4,915,175
Consumer finance (0.1%)
Capitec Bank Holdings, Ltd. (South Africa)	257	24,862
Chailease Holding Co., Ltd. (Taiwan)	3,000	13,422
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	2,700	17,347
Qudian, Inc. ADR (China) †	5,900	29,264
		84,895
Consumer staples (4.8%)
Ashtead Group PLC (United Kingdom)	3,370	102,423
Associated British Foods PLC (United Kingdom)	2,210	73,427
Bright Horizons Family Solutions, Inc. †	493	74,206
British American Tobacco PLC (United Kingdom)	1,457	57,661
Carlsberg A/S Class B (Denmark)	659	94,806
Charoen Pokphand Foods PCL (Thailand)	7,400	6,673
Cia Cervecerias Unidas SA ADR (Chile)	228	4,220
Coca-Cola Co. (The)	3,628	193,735
Coca-Cola European Partners PLC (United Kingdom)	198	9,991
Coca-Cola HBC AG (Switzerland)	2,116	70,577
Colgate-Palmolive Co.	162	10,987
Essity AB Class B (Sweden)	2,625	82,508
Estacio Participacoes SA (Brazil)	478	4,788
Ferguson PLC (United Kingdom)	63	5,477
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	60,000	8,231
Hershey Co. (The)	2,018	298,987
Hindustan Unilever, Ltd. (India)	1,661	47,125

Dynamic Risk Allocation Fund 27

COMMON STOCKS (50.4%)* cont.	Shares	Value
Consumer staples cont.
Indofood Sukses Makmur Tbk PT (Indonesia)	16,900	$9,525
ITOCHU Corp. (Japan)	4,800	104,756
KT&G Corp. (South Korea)	593	49,101
McDonald’s Corp.	393	76,431
Mondelez International, Inc. Class A	8,856	465,294
Nestle Malaysia Bhd (Malaysia)	100	3,431
Nestle SA (Switzerland)	1,179	122,552
PepsiCo, Inc.	1,568	212,981
Procter & Gamble Co. (The)	2,106	257,058
Sime Darby Bhd (Malaysia)	12,600	6,788
Starbucks Corp.	5,844	499,253
Sundrug Co., Ltd. (Japan)	700	24,566
Sysco Corp.	5,385	433,762
Tesco PLC (United Kingdom)	7,629	22,634
Uni-President Enterprises Corp. (Taiwan)	19,000	45,148
Unilever NV (Netherlands)	2,474	146,651
Unilever PLC (United Kingdom)	2,149	127,236
US Foods Holding Corp. †	3,601	143,212
Vipshop Holdings, Ltd. ADR (China) †	1,922	24,563
Want Want China Holdings, Ltd. (China)	22,000	18,942
WH Group, Ltd. (Hong Kong)	92,000	94,489
Wilmar International, Ltd. (Singapore)	8,400	25,121
Woolworths Group, Ltd. (Australia)	4,237	113,948
Yum China Holdings, Inc. (China)	1,763	78,489
		4,251,753
Energy (1.5%)
Cabot Oil & Gas Corp.	8,282	132,015
Chevron Corp.	1,074	125,798
China Petroleum & Chemical Corp. (Sinopec) (China)	78,000	43,742
Ecopetrol SA ADR (Colombia)	1,234	22,595
Equinor ASA (Norway)	1,461	26,904
Exxon Mobil Corp.	5,069	345,351
Lukoil PJSC ADR (Russia)	549	52,353
Lundin Petroleum AB (Sweden)	921	28,391
Nine Point Energy F	540	1,080
Occidental Petroleum Corp.	5,604	216,146
Oil & Natural Gas Corp., Ltd. (India)	24,205	44,454
OMV AG (Austria)	777	44,295
Petronas Gas Bhd (Malaysia)	600	2,227
Petronet LNG, Ltd. (India)	3,185	12,054
PTT Exploration & Production PCL (Foreign depository shares) (Thailand)	9,900	39,315
Royal Dutch Shell PLC Class B (United Kingdom)	4,550	128,841
Santos, Ltd. (Australia)	13,041	71,891
Sao Martinho SA (Brazil)	1,246	6,151
Surgutneftegas OJSC (Russia)	31,838	17,878
		1,361,481
Financial (1.0%)
3i Group PLC (United Kingdom)	5,589	77,415
Broadridge Financial Solutions, Inc.	429	53,072

28 Dynamic Risk Allocation Fund

COMMON STOCKS (50.4%)* cont.	Shares	Value
Financial cont.
Deutsche Boerse AG (Germany)	376	$57,688
Intercontinental Exchange, Inc.	3,894	366,698
MGIC Investment Corp.	5,451	78,549
ORIX Corp. (Japan)	5,800	95,015
Partners Group Holding AG (Switzerland)	121	102,053
Singapore Exchange, Ltd. (Singapore)	4,600	29,767
Taishin Financial Holding Co., Ltd. (Taiwan)	29,000	13,545
Tisco Financial Group PCL (Thailand)	6,100	19,682
Yuanta Financial Holding Co., Ltd. (Taiwan)	31,000	20,067
		913,551
Health care (5.8%)
AbbVie, Inc.	1,245	109,224
Advanz Pharma Corp. (Canada) †	214	2,095
Alfresa Holdings Corp. (Japan)	1,100	22,730
Allergan PLC	320	59,181
Amgen, Inc.	972	228,148
Astellas Pharma, Inc. (Japan)	6,300	107,524
Baxter International, Inc.	3,570	292,633
Biogen, Inc. †	482	144,508
Bristol-Myers Squibb Co.	2,888	164,443
Chemed Corp.	241	103,635
Eli Lilly & Co.	1,447	169,805
Gilead Sciences, Inc.	1,083	72,821
GlaxoSmithKline PLC (United Kingdom)	2,553	57,913
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	2,000	6,029
Hologic, Inc. †	4,367	224,114
Hypermarcas SA (Brazil)	3,300	25,956
Jazz Pharmaceuticals PLC †	165	24,935
Johnson & Johnson	2,911	400,233
Koninklijke Philips NV (Netherlands)	2,584	119,989
Laboratory Corp. of America Holdings †	842	145,068
Medtronic PLC	5,078	565,638
Merck & Co., Inc.	3,240	282,463
Novartis AG (Switzerland)	2,364	217,684
Novo Nordisk A/S Class B (Denmark)	2,761	155,202
Pfizer, Inc.	7,454	287,128
QIAGEN NV (Netherlands) †	5,146	220,249
Quest Diagnostics, Inc.	1,129	120,295
Roche Holding AG (Switzerland)	740	228,125
Sabra Health Care REIT, Inc. R	2,057	45,830
Sartorius Stedim Biotech (France)	171	27,150
Shionogi & Co., Ltd. (Japan)	1,800	105,908
Sino Biopharmaceutical, Ltd. (China)	47,000	60,640
Suzuken Co., Ltd. (Japan)	600	26,238
Thermo Fisher Scientific, Inc.	188	59,023
Ventas, Inc. R	435	25,365
Vertex Pharmaceuticals, Inc. †	197	43,685
Zimmer Biomet Holdings, Inc.	523	75,981
Zoetis, Inc.	1,029	124,015
		5,151,603

Dynamic Risk Allocation Fund 29

COMMON STOCKS (50.4%)* cont.	Shares	Value
Insurance (1.6%)
Allianz SE (Germany)	644	$154,223
Allstate Corp. (The)	3,687	410,547
American Financial Group, Inc.	819	89,852
Aviva PLC (United Kingdom)	18,855	98,467
BB Seguridade Participacoes SA (Brazil)	3,700	30,107
Chubb, Ltd.	89	13,482
CNP Assurances (France)	658	12,992
IRB Brasil Resseguros SA (Brazil)	7,500	65,776
Legal & General Group PLC (United Kingdom)	30,833	112,013
Loews Corp.	3,536	179,982
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	10,000	113,308
Powszechny Zaklad Ubezpieczen SA (Poland)	1,554	15,360
Qualitas Controladora SAB de CV (Mexico)	900	3,818
Reinsurance Group of America, Inc.	504	83,392
Swiss Life Holding AG (Switzerland)	42	20,829
Zurich Insurance Group AG (Switzerland)	43	16,873
		1,421,021
Investment banking/Brokerage (0.1%)
Amundi SA (France)	206	15,593
Banco BTG Pactual SA (Units) (Brazil)	700	11,615
Korea Investment Holdings Co., Ltd. (South Korea)	86	5,221
		32,429
Real estate (6.5%)
AGNC Investment Corp. R	15,074	261,082
Agree Realty Corp. R	814	60,871
Alexandria Real Estate Equities, Inc. R	61	9,914
American Campus Communities, Inc. R	1,522	73,117
American Homes 4 Rent R	4,254	113,624
Americold Realty Trust R	1,985	74,676
Annaly Capital Management, Inc. R	41,287	385,208
Apple Hospitality REIT, Inc. R	2,981	48,471
AvalonBay Communities, Inc. R	717	153,732
Boston Properties, Inc. R	607	84,094
Brixmor Property Group, Inc. R	3,308	72,578
Camden Property Trust R	1,736	193,651
Chatham Lodging Trust R	334	6,112
Cheung Kong Property Holdings, Ltd. (Hong Kong)	14,500	96,411
Chimera Investment Corp. R	5,063	103,133
City Office REIT, Inc. (Canada) R	3,963	53,223
Colony Capital, Inc. R	1,980	9,662
Community Healthcare Trust, Inc. R	74	3,522
Corporate Office Properties Trust R	2,100	61,278
Digital Realty Trust, Inc. R	300	36,285
Duke Realty Corp. R	3,592	126,367
Easterly Government Properties, Inc. R	2,511	58,406
Equity Commonwealth R	1,835	60,280
Equity Lifestyle Properties, Inc. R	1,852	137,196
Equity Residential Trust R	3,155	268,490
Essex Property Trust, Inc. R	384	119,877

30 Dynamic Risk Allocation Fund

COMMON STOCKS (50.4%)* cont.	Shares	Value
Real estate cont.
Extra Space Storage, Inc. R	906	$96,081
Gaming and Leisure Properties, Inc. R	4,712	198,846
Gladstone Commercial Corp. R	1,106	25,195
Global Medical REIT, Inc. R	957	13,321
Goodman Group (Australia) R	3,855	38,643
Healthcare Realty Trust, Inc. R	1,998	66,314
Healthpeak Properties, Inc. R	216	7,534
Henderson Land Development Co., Ltd. (Hong Kong)	13,600	65,410
Japan Prime Realty Investment Corp. (Japan) R	4	18,223
Klepierre (France) R	214	7,680
Liberty Property Trust R	1,462	90,089
Life Storage, Inc. R	635	69,545
Logan Property Holdings Co., Ltd. (China)	10,000	14,639
LTC Properties, Inc. R	1,062	49,712
MFA Financial, Inc. R	9,539	73,069
Mid-America Apartment Communities, Inc. R	603	82,074
National Health Investors, Inc. R	774	62,686
National Retail Properties, Inc.	1,487	82,885
New Residential Investment Corp. R	11,817	183,164
Nomura Real Estate Holdings, Inc. (Japan)	400	9,669
Paramount Group, Inc. R	4,448	60,448
Physicians Realty Trust R	3,440	66,014
Prologis, Inc. R	1,582	144,832
Public Storage R	533	112,292
Realty Income Corp. R	444	34,024
Retail Opportunity Investments Corp. R	3,093	56,416
Sekisui House, Ltd. (Japan)	300	6,484
Simon Property Group, Inc. R	1,034	156,351
Starwood Property Trust, Inc. R	5,782	141,659
STORE Capital Corp. R	2,017	82,112
Sun Hung Kai Properties, Ltd. (Hong Kong)	2,500	36,375
Terreno Realty Corp. R	588	33,939
Two Harbors Investment Corp. R	3,350	48,709
UDR, Inc. R	2,063	99,127
VEREIT, Inc. R	9,019	88,025
VICI Properties, Inc. R	13,110	324,210
Vornado Realty Trust R	3,901	251,888
Weingarten Realty Investors R	2,006	63,871
Welltower, Inc. R	790	66,810
		5,799,625
Technology (10.2%)
Accenture PLC Class A	356	71,613
Alibaba Group Holding, Ltd. ADR (China) †	745	149,000
Alphabet, Inc. Class A †	556	725,074
Amdocs, Ltd.	1,834	127,096
Apple, Inc.	2,841	759,257
Avaya Holdings Corp. †	1	11
Black Knight, Inc. †	1,871	117,892
Brother Industries, Ltd. (Japan)	700	13,882

Dynamic Risk Allocation Fund 31

COMMON STOCKS (50.4%)* cont.	Shares	Value
Technology cont.
Cadence Design Systems, Inc. †	2,259	$158,695
Capgemini SE (France)	191	22,591
Cisco Systems, Inc.	6,813	308,697
Cognizant Technology Solutions Corp. Class A	5,552	355,939
DXC Technology Co.	3,921	146,371
eBay, Inc.	7,487	265,938
F5 Networks, Inc. †	1,628	237,216
Facebook, Inc. Class A †	826	166,555
Fidelity National Information Services, Inc.	3,743	517,095
Fujitsu, Ltd. (Japan)	300	27,283
Garmin, Ltd.	2,764	270,015
Genpact, Ltd.	3,108	126,496
Globalwafers Co., Ltd. (Taiwan)	2,000	21,697
Hoya Corp. (Japan)	1,300	118,689
HP, Inc.	3,387	68,011
Infosys, Ltd. (India)	8,978	87,149
Intuit, Inc.	1,738	449,951
Itochu Techno-Solutions Corp. (Japan)	1,200	32,056
KLA Corp.	577	94,547
Leidos Holdings, Inc.	3,680	334,291
Lite-On technology Corp. (Taiwan)	15,000	23,795
Maxim Integrated Products, Inc.	2,601	147,399
Microsoft Corp.	4,503	681,664
Nexon Co., Ltd. (Japan) †	4,200	57,308
Nomura Research Institute, Ltd. (Japan)	2,200	46,425
NTT Data Corp. (Japan)	900	12,272
Otsuka Corp. (Japan)	1,100	44,082
Paychex, Inc.	1,355	116,693
Radiant Opto-Electronics Corp. (Taiwan)	7,000	26,843
Samsung Electronics Co., Ltd. (South Korea)	5,391	229,579
Samsung SDS Co., Ltd. (South Korea)	167	27,641
SK Hynix, Inc. (South Korea)	331	22,671
STMicroelectronics NV (France)	1,853	45,528
Synopsys, Inc. †	1,516	213,817
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	2,603	138,193
Take-Two Interactive Software, Inc. †	2,142	259,932
Tata Consultancy Services, Ltd. (India)	2,370	67,833
Tech Mahindra, Ltd. (India)	5,763	61,171
Tencent Holdings, Ltd. (China)	2,700	114,440
Texas Instruments, Inc.	4,232	508,729
Thales SA (France)	115	11,267
Tokyo Electron, Ltd. (Japan)	100	20,654
Tripod Technology Corp. (Taiwan)	4,000	16,584
United Microelectronics Corp. (Taiwan)	64,000	31,360
Western Union Co. (The)	9,669	259,903
Wipro, Ltd. (India)	8,301	27,505
WNS Holdings, Ltd. ADR (India) †	200	12,624
Xhen Ding Technology Holding, Ltd. (Taiwan)	11,000	48,492
		9,047,511

32 Dynamic Risk Allocation Fund

COMMON STOCKS (50.4%)* cont.	Shares	Value
Transportation (0.8%)
Aena SME SA (Spain)	413	$75,856
AirAsia Bhd (Malaysia)	7,300	2,954
Aurizon Holdings, Ltd. (Australia)	16,038	62,702
Delta Air Lines, Inc.	4,607	264,027
Deutsche Post AG (Germany)	3,039	113,309
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	1,543	10,249
Japan Airlines Co., Ltd. (Japan)	1,100	34,200
Malaysia Airports Holdings Bhd (Malaysia)	1,900	3,776
MISC Bhd (Malaysia)	10,100	19,709
Singapore Technologies Engineering, Ltd. (Singapore)	5,900	17,817
Union Pacific Corp.	78	13,727
United Airlines Holdings, Inc. †	276	25,613
West Japan Railway Co. (Japan)	500	44,037
Westports Holdings Bhd (Malaysia)	3,200	3,195
Yangzijiang Shipbuilding Holdings, Ltd. (China)	51,800	39,013
		730,184
Utilities and power (2.1%)
American Electric Power Co., Inc.	2,217	202,523
CenterPoint Energy, Inc.	2,463	60,491
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	1,255	17,015
CLP Holdings, Ltd. (Hong Kong)	3,000	30,927
DTE Energy Co.	2,828	353,330
E.ON SE (Germany)	4,599	48,128
Electricity Generating PCL (Thailand)	2,600	29,685
Enel Americas SA ADR (Chile)	2,734	26,438
Enel SpA (Italy)	16,814	127,012
Eni SpA (Italy)	3,384	51,133
Exelon Corp.	8,808	391,075
Federal Grid Co. Unified Energy System PJSC (Russia)	1,710,000	5,195
Glow Energy PCL (Thailand)	400	1,016
Inter RAO UES PJSC (Russia)	489,441	33,960
Kinder Morgan, Inc.	21,425	420,144
Manila Electric Co. (Philippines)	470	2,951
Pinnacle West Capital Corp.	147	12,846
Snam SpA (Italy)	7,015	34,874
		1,848,743
Total common stocks (cost $37,205,223)		$44,771,631

	Principal
CORPORATE BONDS AND NOTES (25.8%)*	amount	Value
Basic materials (2.0%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$40,000	$44,450
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	5,000	5,200
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	5,000	5,686
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	30,000	36,274
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	10,000	10,100

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	$20,000	$19,425
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	55,000	56,727
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	55,000	57,131
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	55,000	57,200
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	22,000	22,880
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	15,000	16,194
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	15,000	15,338
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	50,000	47,375
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	13,000	13,417
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	29,000	30,530
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	45,000	45,900
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	59,000	64,507
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	15,000	12,600
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	35,000	32,375
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	35,000	36,225
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	20,000	19,650
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	29,901
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	37,000	38,795
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	10,000	9,600
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	55,000	56,650
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	26,000	27,711
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	47,000	48,796
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	35,000	37,363
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	35,000	35,088
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	50,000	50,375
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	25,000	27,568
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	85,000	85,909
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	14,000	14,299
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	15,000	15,855
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	25,000	25,500

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Basic materials cont.
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	$25,000	$25,813
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	30,000	31,125
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	20,000	20,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	85,000	89,038
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	7,000	8,187
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	18,000	18,926
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	25,000	27,406
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	35,000	36,575
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	25,000	24,000
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	16,000	16,874
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	5,000	5,079
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	40,000	49,250
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	15,000	15,927
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	30,922
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	30,000	25,500
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	45,000	46,913
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	15,000	14,813
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	33,000	34,320
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	40,000	40,908
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	18,000	24,836
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	14,000	19,469
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	35,000	38,063
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	6,000	6,330
		1,802,868
Capital goods (1.5%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	40,000	41,100
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	15,000	15,825
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	35,000	36,190
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	10,000	10,650
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	50,000	51,313
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	15,000	16,238
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	25,000	25,149
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	30,000	30,750
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	10,000	10,567

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Capital goods cont.
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	$15,000	$15,717
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	20,000	20,975
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	25,000	29,688
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	62,000	62,000
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	30,000	31,929
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	40,000	42,453
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	43,000	49,585
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	75,000	76,125
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	25,000	26,268
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	15,000	16,343
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	18,000	20,092
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	28,000	30,082
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	32,000	33,372
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	65,000	67,031
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	39,000	42,023
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	10,000	10,631
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	35,000	35,744
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	25,000	24,500
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	50,000	51,375
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	50,000	52,313
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	30,000	30,903
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	60,000	64,950
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	5,000	5,194
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	35,000	36,784
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	50,000	53,688
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	35,000	35,000
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	5,000	5,626
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	113,000	112,974
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	15,000	14,738
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	15,000	14,175

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Capital goods cont.
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	$12,000	$12,182
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	25,000	25,813
		1,388,055
Communication services (2.5%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	15,000	15,330
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	46,000	45,854
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	12,000	13,191
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	54,000	58,417
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	76,000	80,802
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	19,000	19,261
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	36,000	40,247
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	30,000	31,650
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	175,000	187,469
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	40,000	42,248
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	43,000	53,305
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	21,000	23,032
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	30,000	33,413
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	22,000	24,465
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	4,999
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	46,000	64,635
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	24,000	25,311
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	5,000	5,247
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	20,000	19,300
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	14,000	14,736
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	14,000	14,934
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	22,000	23,270
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	5,000	5,296
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	24,000	25,234
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	110,000	118,250
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	100,000	107,500
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	9,000	13,246
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	80,000	79,900

Dynamic Risk Allocation Fund 37

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Communication services cont.
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	$64,000	$69,360
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	5,000	5,012
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	40,000	18,400
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	15,000	14,813
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	65,000	54,600
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	10,000	10,038
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	90,000	91,575
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	72,000	74,249
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	10,000	10,838
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	40,000	42,651
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	65,000	66,625
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	105,000	111,353
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	10,000	10,375
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	40,000	42,750
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	75,000	78,469
Verizon Communications, Inc. sr. unsec. unsub. bonds
5.25%, 3/16/37	20,000	25,273
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	16,000	18,569
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	105,000	119,088
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	100,000	106,185
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	34,000	37,780
		2,198,545
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	250,000	249,997
		249,997
Consumer cyclicals (4.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	14,000	14,439
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	50,000	53,129
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	24,000	24,434
Amazon.com, Inc. sr. unsec. unsub. notes 3.30%, 12/5/21	68,000	69,790
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	10,000	9,000
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	35,000	32,550

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Consumer cyclicals cont.
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	$10,000	$10,613
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28	10,000	10,013
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	20,000	20,600
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	30,000	30,148
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	2,000	2,190
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	7,000	7,159
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	42,000	42,019
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	20,000	21,300
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	35,000	37,363
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27	10,000	10,101
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	10,000	10,450
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	35,000	36,663
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	38,000	41,160
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	30,000	29,973
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	13,000	14,202
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	6,000	6,427
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	35,000	35,525
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	15,000	15,600
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	21,000	23,133
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	90,000	75,375
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	65,000	67,175
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	30,000	30,450
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	60,000	58,483
Ecolab, Inc. sr. unsec. notes 4.35%, 12/8/21	45,000	47,066
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	51,000	52,391
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	5,000	5,504
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	15,000	15,675

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Consumer cyclicals cont.
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	$30,000	$31,650
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	35,000	36,925
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	20,000	21,274
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	20,000	20,969
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	35,000	35,865
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	11,000	11,585
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	5,000	5,182
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	40,000	44,300
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)	19,000	19,760
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	30,000	31,575
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	115,000	121,900
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	30,000	31,475
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	32,000	35,540
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	16,004	17,284
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	49,008	53,419
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	22,000	24,586
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	178,000	194,466
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	5,000	5,244
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	97,000	108,669
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	25,000	26,063
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	35,000	36,050
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	40,000	42,400
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	35,000	35,700
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	25,000	25,031
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	30,000	30,263
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	15,000	16,725
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	40,000	38,509

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Consumer cyclicals cont.
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	$10,000	$9,725
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	10,000	10,350
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 10/15/27	5,000	5,150
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	20,000	21,300
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	10,000	10,588
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	35,000	36,267
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	35,000	35,646
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	5,000	5,063
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	55,000	56,513
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	45,000	46,350
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	40,000	40,700
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	30,000	31,275
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	40,000	42,135
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	40,000	40,150
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	40,000	40,250
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	37,000	39,077
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	5,000	5,047
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	25,000	25,770
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	25,000	25,938
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	30,000	30,326
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	35,000	36,750
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	10,000	10,275
PetSmart, Inc. 144A company guaranty sr. notes 5.875%, 6/1/25	25,000	24,500
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	55,000	70,400
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	5,000	5,544
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	10,000	10,050
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	45,000	49,050
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	19,000	21,239

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	$16,000	$16,579
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	30,000	30,750
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 7.25%, 11/15/29	40,000	41,800
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	50,000	54,130
Scientific Games International, Inc. 144A sr. unsec. notes
7.00%, 5/15/28	10,000	10,425
Scotts Miracle-Gro, Co. (The) 144A sr. unsec. notes 4.50%, 10/15/29	30,000	30,300
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	25,000	25,063
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	10,000	10,738
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	115,000	121,038
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	40,000	41,800
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	25,000	25,875
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,975
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	10,000	10,200
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	40,000	41,150
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	93,000	96,488
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	35,000	34,738
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	5,000	5,255
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	15,075
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	25,000	26,938
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	35,000	33,731
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	67,000	115,875
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	30,000	30,075
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	45,000	39,600
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	15,000	15,338
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	10,000	10,550
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	25,000	25,563
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	30,000	31,650
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	40,000	41,700
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	30,000	31,763
		3,893,099

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	$50,000	$51,813
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	15,000	15,056
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	25,000	25,156
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	15,000	14,814
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	35,000	38,763
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	14,000	15,006
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	16,000	21,221
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	19,000	22,049
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	16,000	17,420
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	45,000	47,363
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	35,000	34,125
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	5,000	5,588
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	15,000	16,013
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	27,000	30,281
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	78,000	110,195
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	30,000	37,831
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	35,000	19,600
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	10,000	10,500
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	50,000	53,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	35,000	36,138
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	35,000	36,201
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	29,000	32,860
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	34,000	37,101
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	22,000	23,267
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	35,000	37,104
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	15,000	15,563

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	$20,000	$20,800
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	105,000	111,038
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	50,000	51,250
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	35,000	35,850
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	25,000	27,969
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	10,000	10,925
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	10,000	10,526
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	5,000	5,038
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	25,000	25,801
Party City Holdings, Inc. 144A company guaranty sr. unsec. notes
6.125%, 8/15/23	15,000	11,475
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	5,000	5,119
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	65,000	53,788
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	20,000	20,700
		1,194,307
Energy (2.6%)
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	20,000	18,475
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	10,000	8,125
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	30,000	29,700
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	31,000	29,760
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	15,000	11,550
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	6,000	1,500
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	30,000	37,412
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	20,000	22,354
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	80,000	87,984
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	28,000	28,093
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	48,000	49,696
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	30,000	23,250
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	40,000	41,200
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	21,000	18,428
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	10,000	10,013
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	30,000	31,547
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	65,000	67,925

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Energy cont.
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	$118,000	$129,975
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	86,000	79,120
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	7,000	7,894
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	18,000	18,691
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	5,000	5,502
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	25,000	25,427
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	33,000	33,309
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	124,000	124,622
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	70,000	72,800
Hess Midstream Partners LP 144A sr. unsec. notes 5.125%, 6/15/28	10,000	10,115
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	70,000	72,975
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	20,000	18,150
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	50,000	51,972
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	50,000	39,000
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	20,000	14,950
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	25,000	15,688
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	11,000	10,278
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	5,000	3,600
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	30,000	29,767
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	76,000	91,255
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	18,000	19,260
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	45,000	50,288
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	5,000	5,394
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	81,000	84,807
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	110,000	7,975
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	106,000	110,898
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	10,000	10,723
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	45,000	39,344
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	5,000	5,309

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Energy cont.
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	$20,000	$21,037
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	20,000	20,163
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	14,000	14,739
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	20,000	21,894
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	20,000	14,900
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	50,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	40,000	41,442
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	25,000	23,000
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	19,000	18,525
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	26,000	26,884
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	20,000	18,500
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	40,000	39,701
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	10,000	10,800
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	15,000	15,998
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	5,000	5,014
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	117,000	118,644
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	31,000	31,678
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	22,250	22,361
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	15,000	15,300
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	20,000	20,000
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	2,000	2,041
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	25,000	25,999
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	33,684
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	15,000	15,393
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	20,000	19,999
		2,303,801
Financials (6.0%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	32,000	32,039
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	45,000	49,777
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	48,000	47,659
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	15,000	15,863
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	179,238

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Financials cont.
Ally Financial, Inc. sr. unsec. notes 3.875%, 5/21/24	$2,000	$2,078
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	45,000	49,556
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	34,000	46,332
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	49,000	54,390
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	15,000	16,988
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	12,000	12,251
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	40,000	41,703
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	226,931
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	47,000	47,743
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	7,000	7,288
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	40,000	39,948
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	8,000	8,123
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	245,000	245,406
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	20,000	20,400
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	8,000	8,210
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	5,000	5,170
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	42,000	45,348
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	32,000	36,024
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	24,000	26,778
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	37,625
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	108,000	118,800
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	43,000	45,607
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	54,000	54,319
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	15,000	16,142
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	35,000	38,521
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	35,000	38,522
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	20,000	22,162
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	25,000	27,692
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	40,000	42,072
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	330,000	330,916
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	15,000	15,450
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	20,000	21,105
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	54,000	59,918
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	20,000	20,650

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	$56,000	$60,714
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	42,000	44,604
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	15,000	15,442
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	15,000	14,888
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	30,000	29,569
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	30,000	32,869
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	25,000	25,188
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	61,000	67,187
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	86,000	91,577
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	108,000	108,038
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	40,000	41,000
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	22,000	23,151
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	30,000	31,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	20,000	21,275
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	30,000	30,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	15,000	15,300
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	30,000	30,806
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	6,000	6,563
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	25,000	25,337
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	135,000	153,447
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	14,000	16,668
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	220,750
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	60,000	63,403
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	15,000	15,675
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	76,000	77,651
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	40,000	48,705
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	86,000	91,671
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	36,000	36,036
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	250,000	251,323
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	10,000	11,075
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	35,000	37,450

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	$17,000	$17,068
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	28,000	29,107
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	40,000	39,388
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	25,000	25,391
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	40,000	40,021
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	2,000	2,039
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	22,000	24,441
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	16,000	15,499
Skandinaviska Enskilda Banken AB 144A sr. unsec. unsub. notes
2.625%, 11/17/20 (Sweden)	270,000	271,619
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	15,000	17,288
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	10,000	11,050
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	30,000	34,261
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29	20,000	20,600
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	45,000	46,800
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	43,000	49,162
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	10,000	10,700
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	31,000	32,344
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	4,000	4,062
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	200,000	200,248
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	200,000	205,358
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	55,000	55,275
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	27,000	29,903
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	52,000	52,213
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	150,000	150,059
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	10,000	10,811
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	10,000	7,150
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	25,000	26,112
		5,321,875

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Health care (2.0%)
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29	$90,000	$91,319
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	10,000	8,800
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	12,000	12,261
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	11,000	11,545
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	34,000	40,188
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	50,000	50,690
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	50,000	33,000
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26	40,000	45,788
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	45,000	50,963
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	30,000	31,350
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	35,000	39,463
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	20,000	22,407
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	10,000	10,957
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	65,000	67,598
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	25,000	26,762
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	10,000	10,731
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	15,000	15,300
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29	50,000	52,438
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	20,000	21,225
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	75,000	74,063
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	20,000	19,975
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	1,000	780
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	42,000	43,908
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	28,000	31,805
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	43,000	44,777
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	10,000	10,341
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	5,000	5,081
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	50,000	55,867
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	30,000	31,605
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	12,000	13,884
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	35,000	38,014
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	25,000	27,688
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	20,000	20,600
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	30,000	31,050

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Health care cont.
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	$30,000	$8,700
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	25,000	28,118
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	25,000	26,438
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	20,400
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	43,000	50,652
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	22,000	23,254
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	47,000	46,998
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	30,000	32,025
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	20,000	20,750
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	25,000	25,750
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	24,000	24,825
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	19,000	19,343
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	20,000	20,700
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	50,000	54,625
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	20,000	21,400
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	45,000	47,025
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	65,000	67,519
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	65,000	71,549
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	20,000	20,925
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	15,000	15,975
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	22,000	24,011
		1,763,205
Technology (1.8%)
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	14,000	16,666
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	50,000	50,768
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	20,000	24,199
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	54,000	60,187
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	15,000	15,010
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	65,000	60,921
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	33,000	33,687
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	50,000	49,533
Cisco Systems, Inc. sr. unsec. unsub. bonds 5.90%, 2/15/39	5,000	7,053
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	22,000	22,550
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	84,000	84,422
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	15,000	15,713
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	10,000	10,388

Dynamic Risk Allocation Fund 51

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Technology cont.
CommScope, Inc. 144A company guaranty sr. unsec. notes
8.25%, 3/1/27	$15,000	$15,074
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	131,000	149,695
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	9,000	12,076
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	20,000	21,800
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	36,000	39,181
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	8,000	8,244
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	11,000	12,305
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	32,000	35,350
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	2,000	1,935
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	15,000	15,282
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	10,000	12,943
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	55,000	57,871
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	96,000	109,747
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	10,000	10,138
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	82,000	81,688
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	20,000	22,397
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	65,000	66,242
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	55,000	51,733
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	30,000	31,913
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	61,000	66,860
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	30,000	31,238
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	50,000	53,375
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	80,000	82,400
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	40,000	40,800
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	7,000	7,333
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	84,000	86,520
		1,575,237
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	12,000	12,260
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	11,000	11,584
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	40,000	40,650
		64,494

52 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	$140,000	$144,900
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	40,000	42,750
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	20,000	20,500
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	29,000	32,472
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	49,000	61,985
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	22,000	23,914
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	5,000	6,917
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	25,000	26,128
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	15,000	15,300
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	4,000	4,003
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	10,000	11,179
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	29,000	30,119
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	22,000	24,094
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	20,000	27,536
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	10,000	10,831
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	28,000	30,522
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	47,000	50,269
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	70,000	89,421
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	25,000	25,973
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	17,000	19,252
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	32,000	32,912
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	43,000	43,919
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	15,000	19,980
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	5,000	5,475
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	25,000	27,063
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	15,000	16,200
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	59,000	62,201
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	30,000	30,927
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	30,000	32,154
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	46,000	50,722
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	25,000	26,813
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	15,000	15,581
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	24,000	24,742
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	21,000	21,189

Dynamic Risk Allocation Fund 53

	Principal
CORPORATE BONDS AND NOTES (25.8%)* cont.	amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	$20,000	$21,004
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	20,000	21,050
		1,149,997
Total corporate bonds and notes (cost $22,134,316)		$22,905,480

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 12/1/49	$2,000,000	$2,067,031
		2,067,031
U.S. Government Agency Mortgage Obligations (8.4%)
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	72,213	77,209
4.00%, 5/1/49	966,740	1,007,335
2.421%, 7/1/22 [i]	140,109	141,467
Uniform Mortgage-Backed Securities
6.00%, TBA, 12/1/49	1,000,000	1,104,688
4.00%, TBA, 12/1/49	2,000,000	2,075,000
3.00%, TBA, 1/1/50	1,000,000	1,013,594
3.00%, TBA, 12/1/49	1,000,000	1,014,141
3.00%, TBA, 12/1/34	1,000,000	1,023,438
		7,456,872
Total U.S. government and agency mortgage obligations (cost $9,505,923)		$9,523,903

	Principal
COMMODITY LINKED NOTES (5.1%)*†††	amount	Value
Bank of America Corp. notes, 1-month LIBOR less 0.11%, 2020 (Indexed
to the S&P GSCI Total Return Index multiplied by 3)	$417,000	$375,753
Bank of America Corp. sr. notes, 1-month LIBOR less 0.16%, 2020 (Indexed
to the S&P GSCI Total Return Index multiplied by 3)	890,000	817,050
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month LIBOR less 0.15%, 2020 (Indexed to the S&P GSCI 3 Month Forward Total Return
Index multiplied by 3)	1,275,000	1,322,621
UBS AG/London 144A sr. notes, 1-month LIBOR less 0.25%, 2020 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	1,623,000	2,003,593
Total Commodity linked notes (cost $4,205,000)		$4,519,017

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)*	amount	Value
Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corporation REMICs IFB Ser. 3829,
Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 5.185%, 3/15/41	$129,281	$23,947
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	136,461	26,780
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.326%, 6/20/43	247,894	52,376
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	242,008	24,109
Ser. 17-H22, Class EI, IO, 2.164%, 10/20/67 W	287,031	30,138
Ser. 15-H26, Class DI, IO, 1.591%, 10/20/65 W	277,350	26,656
		184,006

54 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Commercial mortgage-backed securities (1.8%)
Citigroup Commercial Mortgage Trust FRB Ser. 14-GC19, Class XA,
IO, 1.323%, 3/10/47 W	$998,706	$41,680
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.262%, 3/10/47 W	24,000	25,799
FRB Ser. 12-GC8, Class XA, IO, 1.936%, 9/10/45 W	622,220	24,835
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.722%, 12/10/44 W	33,000	34,431
FRB Ser. 14-CR17, Class C, 4.948%, 5/10/47 W	37,000	39,319
FRB Ser. 14-UBS6, Class C, 4.598%, 12/10/47 W	51,000	52,343
FRB Ser. 14-LC15, Class XA, IO, 1.269%, 4/10/47 W	1,441,852	56,665
FRB Ser. 13-CR11, Class XA, IO, 1.096%, 8/10/50 W	636,023	20,082
FRB Ser. 14-UBS6, Class XA, IO, 1.047%, 12/10/47 W	1,286,366	48,083
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.505%, 12/15/49 W	125,000	132,142
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	100,000	103,711
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO,
1.142%, 6/10/47 W	1,746,934	52,932
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.709%, 9/15/47 W	118,000	121,587
FRB Ser. 14-C22, Class XA, IO, 1.004%, 9/15/47 W	3,262,592	107,198
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.296%, 4/20/48 W	147,000	146,077
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.099%, 2/15/47 W	23,000	24,697
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	44,000	45,147
FRB Ser. 14-C17, Class XA, IO, 1.268%, 8/15/47 W	541,000	21,000
FRB Ser. 13-C12, Class XA, IO, 0.765%, 10/15/46 W	706,212	13,551
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C5, Class E, 4.834%, 8/15/45 W	28,000	29,012
Morgan Stanley Capital I Trust 144A Ser. 12-C4, Class C,
5.60%, 3/15/45 W	100,000	103,839
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class D, 5.047%, 5/10/63 W	48,000	48,297
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.42%, 7/15/46 W	45,000	45,896
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	33,000	35,464
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	48,000	51,280
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.856%, 3/15/44 W	47,000	44,465
FRB Ser. 12-C6, Class D, 5.767%, 4/15/45 W	25,000	26,255
FRB Ser. 11-C5, Class XA, IO, 1.868%, 11/15/44 W	907,499	20,720
FRB Ser. 12-C10, Class XA, IO, 1.694%, 12/15/45 W	787,689	30,916
		1,547,423

Dynamic Risk Allocation Fund 55

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (1.3%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.773%, 5/25/35 W	$43,591	$45,161
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.266%, 6/25/46	158,670	146,963
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%),
1.918%, 4/25/47	26,481	22,989
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.358%, 1/25/49	10,000	10,165
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 4.058%, 2/25/49	10,000	10,071
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.658%, 8/25/28	36,264	39,309
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 7.708%, 9/25/28	92,839	101,239
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.408%, 4/25/28	152,018	168,348
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.708%, 7/25/25	37,216	39,510
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.608%, 11/25/24	20,455	22,455
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 5.958%, 1/25/29	50,000	53,061
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.708%, 5/25/25	8,914	9,429
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.308%, 5/25/24	31,801	33,146
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 3.958%, 7/25/30	10,000	10,104
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 2.958%, 7/25/29	10,000	9,944
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.008%, 8/25/31	16,000	16,121
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 0.00%), 3.858%, 11/25/39	40,000	40,136
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2M2,
(1 Month US LIBOR + 2.10%), 3.808%, 6/25/39	70,000	70,235
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
1.828%, 5/25/47	27,008	20,636
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.462%, 2/25/35 W	18,120	18,883
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.646%, 8/26/47 W	80,000	79,949
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 2.608%, 11/25/34	65,976	66,132
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.558%, 5/25/47	50,994	43,044

56 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.166%, 9/25/35 W	$21,397	$21,651
FRB Ser. 05-AR12, Class 1A8, 3.877%, 10/25/35 W	84,641	85,680
		1,184,361
Total mortgage-backed securities (cost $2,902,891)		$2,915,790

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.7%)*		amount	Value
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		$117,000	$126,945
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		200,000	221,254
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	100,000	109,606
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$105,000	128,178
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †		51,000	5,738
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †		82,000	9,225
Total foreign government and agency bonds and notes (cost $579,041)			$600,946

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 2.558%, 11/25/51	$24,667	$24,667
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.458%, 10/24/20	79,000	79,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.408%, 9/24/20	83,000	83,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.408%, 6/24/20	60,000	60,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.408%, 2/24/20	159,000	159,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.358%, 8/25/52	47,000	47,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.308%, 1/25/46	98,071	96,899
Total asset-backed securities (cost $550,343)		$549,566

	Principal
SENIOR LOANS (0.6%)*c	amount	Value
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.236%, 6/21/24	$73,313	$71,732
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.234%, 4/3/24	20,000	19,575
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.452%, 12/31/22 ##	15,000	12,563
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.202%, 8/21/26	30,000	30,075

Dynamic Risk Allocation Fund 57

	Principal
SENIOR LOANS (0.6%)*c cont.	amount	Value
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	$9,595	$9,463
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.452%, 4/16/21	11,213	10,652
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.702%, 5/31/25 ##	10,000	9,890
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.691%, 5/1/26	45,196	45,478
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.958%, 5/21/24	44,769	16,117
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.934%, 10/16/23	19,254	14,200
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.27%, 11/6/24	93,288	92,647
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 7.771%, 10/25/23	45,022	32,809
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.902%, 11/3/23	9,736	9,114
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.409%, 9/7/23	28,332	20,622
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.75%, 2/28/26	30,000	24,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.00%, 2/28/25	29,550	25,782
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month +
5.00%), 6.691%, 4/12/26	14,962	14,759
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.702%, 3/28/25	49,039	46,849
Total senior loans (cost $587,595)		$506,327

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.5%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Call)	Jan-20/$1.33	$1,580,474	GBP	1,222,000	$8,613
SPDR S&P 500 ETF Trust (Put)	Nov-20/265.00	4,296,303		$13,669	103,684
SPDR S&P 500 ETF Trust (Put)	Oct-20/255.00	4,634,501		14,745	76,284
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	1,053,662	AUD	1,557,750	2,941
SPDR S&P 500 ETF Trust (Put)	Jul-20/$255.00	4,803,600		$15,283	57,351
SPDR S&P 500 ETF Trust (Put)	Aug-20/245.00	4,916,123		15,641	52,916
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	1,053,662	AUD	1,557,750	2,941
EUR/NOK (Put)	Jan-20/NOK 9.85	779,232	EUR	707,300	591
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Sep-20/$255.00	4,857,032		$15,453	75,367
SPDR S&P 500 ETF Trust (Put)	Jun-20/255.00	4,942,839		15,726	44,192
Total purchased options outstanding (cost $764,063)					$424,880

58 Dynamic Risk Allocation Fund

	Expiration	Strike
WARRANTS (0.4%)* †	date	price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A Class A, (China)	9/7/20	0.00	27,000	$26,491
Bank of Shanghai Co., Ltd. 144A (China)	12/12/19	0.00	45,667	59,728
China Resources Sanjiu Medical &
Pharmaceutical Co., Ltd. 144A (China)	2/25/20	0.00	5,200	21,750
Gree Electric Appliances, Inc. of Zhuhai
144A (China)	8/24/20	0.00	7,600	62,366
HLA Corp., Ltd. 144A (China)	10/8/20	0.00	20,500	22,387
Kweichow Moutai Co., Ltd 144A Class A, (China)	9/7/20	0.00	300	48,161
Sany Heavy Industry Co., Ltd. 144A (China)	12/21/20	0.00	20,600	42,415
Seazen Holdings Co., Ltd. 144A (China)	4/17/20	0.00	2,054	9,536
Shanghai Pudong Development Bank Co., Ltd.
144A (China	11/11/20	0.00	35,500	60,121
Shenzhen Mindray Bio-Medical Electronics Co.,
Ltd. 144A (China)	11/11/20	0.00	1,600	40,884
Total warrants (cost $383,012)				$393,839

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	$1,550	$50,096
Nine Point Energy 6.75% cv. pfd. F	11	2,200
Total convertible preferred stocks (cost $45,286)		$52,296

PREFERRED STOCKS (—%)*	Shares	Value
Telefonica Brasil S.A. $0.00 (Preference shares) (Brazil)	2,100	$27,901
Total preferred stocks (cost $28,196)		$27,901

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$20,000	$18,863
Total convertible bonds and notes (cost $18,756)		$18,863

	Principal amount/
SHORT-TERM INVESTMENTS (11.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.86% [d]	Shares	36,800	$36,800
Putnam Short Term Investment Fund 1.78% L	Shares	6,840,271	6,840,271
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.59% P	Shares	216,000	216,000
U.S. Treasury Bills 1.574%, 5/21/20 # §		$1,216,999	1,207,996
U.S. Treasury Bills 2.047%, 12/12/19 # §		1,126,000	1,125,507
U.S. Treasury Bills 1.909%, 3/12/20 # §		301,001	299,682
U.S. Treasury Bills 1.975%, 12/5/19 # §		148,000	147,983
Total short-term investments (cost $9,873,833)			$9,874,239

TOTAL INVESTMENTS
Total investments (cost $88,783,478)	$97,084,678

Dynamic Risk Allocation Fund 59

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2019 through November 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $88,772,771.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $596,209 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

60 Dynamic Risk Allocation Fund

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,105,339 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $20,257,895 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.6%	Netherlands	1.0%
United Kingdom	4.2	Germany	0.8
Japan	2.3	Brazil	0.7
China	1.5	Sweden	0.6
France	1.4	South Korea	0.6
Australia	1.4	Taiwan	0.5
Canada	1.3	Other	4.0
Switzerland	1.1	Total	100.0%

Dynamic Risk Allocation Fund 61

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $27,287,630) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/15/20	$569,249	$563,205	$6,044
	Brazilian Real	Sell	2/4/20	12,247	8,999	(3,248)
	Euro	Sell	12/18/19	770,906	772,763	1,857
	Japanese Yen	Sell	2/19/20	370,918	373,002	2,084
	Mexican Peso	Buy	1/15/20	4,292	1,028	3,264
	Russian Ruble	Buy	12/18/19	132,384	127,150	5,234
	Russian Ruble	Sell	12/18/19	132,384	132,031	(353)
	Swedish Krona	Sell	12/18/19	266,167	262,336	(3,831)
Barclays Bank PLC
	British Pound	Buy	12/18/19	35,458	33,521	1,937
	Canadian Dollar	Sell	1/15/20	32,535	31,995	(540)
	Euro	Buy	12/18/19	131,371	132,138	(767)
	Euro	Sell	12/18/19	131,371	131,580	209
	Hong Kong Dollar	Sell	2/19/20	266,052	265,945	(107)
	New Zealand Dollar	Sell	1/15/20	131,829	128,191	(3,638)
Citibank, N.A.
	Brazilian Real	Sell	2/4/20	2,920	2,974	54
	Canadian Dollar	Buy	1/15/20	63,113	64,649	(1,536)
	Danish Krone	Sell	12/18/19	61,701	61,966	265
	Euro	Buy	12/18/19	132,694	132,913	(219)
	Euro	Sell	12/18/19	132,694	133,856	1,162
	Japanese Yen	Sell	2/19/20	252,942	254,523	1,581
	New Zealand Dollar	Sell	1/15/20	18,053	17,557	(496)
	Norwegian Krone	Buy	12/18/19	65,342	65,820	(478)
Credit Suisse International
	Australian Dollar	Buy	1/15/20	3,860	3,819	41
	Euro	Buy	12/18/19	131,260	132,173	(913)
	Euro	Sell	12/18/19	131,260	131,463	203
Goldman Sachs International
	Australian Dollar	Sell	1/15/20	111,398	111,684	286
	Brazilian Real	Buy	2/4/20	3,933	2,257	1,676
	British Pound	Sell	12/18/19	112,455	111,959	(496)
	Chilean Peso	Buy	1/15/20	1,063	1,515	(452)
	Euro	Buy	12/18/19	146,041	146,281	(240)
	Euro	Sell	12/18/19	146,041	146,334	293
	Japanese Yen	Sell	2/19/20	1,120,222	1,126,428	6,206
	New Zealand Dollar	Sell	1/15/20	242,394	237,552	(4,842)
	Norwegian Krone	Buy	12/18/19	65,342	65,820	(478)
	Norwegian Krone	Buy	3/18/20	99,870	100,357	(487)
	Russian Ruble	Buy	12/18/19	132,382	127,056	5,326
	Russian Ruble	Sell	12/18/19	132,382	131,892	(490)
	Swedish Krona	Buy	12/18/19	267,746	265,247	2,499
	Swedish Krona	Sell	12/18/19	267,746	265,202	(2,544)
	Swedish Krona	Sell	3/18/20	101,171	101,080	(91)

62 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $27,287,630) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/15/20	$131,647	$132,546	$(899)
	British Pound	Sell	12/18/19	112,456	111,953	(503)
	Euro	Sell	12/18/19	1,365,991	1,368,826	2,835
	Japanese Yen	Sell	2/19/20	624,419	627,937	3,518
	New Zealand Dollar	Sell	1/15/20	1,478	1,437	(41)
	Swedish Krona	Buy	12/18/19	132,728	132,187	541
	Swedish Krona	Sell	12/18/19	132,728	130,815	(1,913)
	Swedish Krona	Sell	3/18/20	101,170	101,077	(93)
JPMorgan Chase Bank N.A.
	British Pound	Buy	12/18/19	277,579	265,318	12,261
	Canadian Dollar	Buy	1/15/20	113,574	113,758	(184)
	Euro	Buy	12/18/19	6,383,777	6,396,879	(13,102)
	Japanese Yen	Buy	2/19/20	5,377,284	5,408,749	(31,465)
	New Zealand Dollar	Sell	1/15/20	171,146	165,178	(5,968)
	Norwegian Krone	Buy	12/18/19	103,230	105,142	(1,912)
	Singapore Dollar	Sell	2/19/20	74,204	74,812	608
	Swedish Krona	Sell	12/18/19	111,332	108,287	(3,045)
	Swiss Franc	Sell	12/18/19	413,740	422,191	8,451
NatWest Markets PLC
	Canadian Dollar	Sell	1/15/20	87,892	88,032	140
	Euro	Buy	12/18/19	131,702	131,769	(67)
	Euro	Sell	12/18/19	131,702	131,910	208
	Japanese Yen	Sell	2/19/20	270,020	271,773	1,753
	Norwegian Krone	Buy	12/18/19	131,464	132,027	(563)
	Swedish Krona	Buy	12/18/19	133,418	132,872	546
	Swedish Krona	Sell	12/18/19	133,418	131,455	(1,963)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/15/20	373,608	376,595	2,987
	British Pound	Sell	12/18/19	65,740	68,159	2,419
	Canadian Dollar	Buy	1/15/20	356,763	361,543	(4,780)
	Euro	Buy	12/18/19	67,064	66,819	245
	Israeli Shekel	Buy	1/15/20	7,558	7,567	(9)
	Japanese Yen	Sell	2/19/20	167,121	167,535	414
	Norwegian Krone	Buy	12/18/19	241,105	246,572	(5,467)
	Norwegian Krone	Buy	3/18/20	99,870	100,352	(482)
	Swedish Krona	Sell	12/18/19	97,838	95,758	(2,080)
	Swedish Krona	Sell	3/18/20	101,160	101,071	(89)
Toronto-Dominion Bank
	Canadian Dollar	Sell	1/15/20	166,971	166,804	(167)
UBS AG
	Australian Dollar	Buy	1/15/20	21,602	18,108	3,494
	Euro	Sell	12/18/19	355,727	360,233	4,506
	New Zealand Dollar	Buy	1/15/20	133,435	131,975	1,460

Dynamic Risk Allocation Fund 63

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $27,287,630) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Swedish Krona	Buy	12/18/19	$267,589	$264,703	$2,886
	Swedish Krona	Sell	12/18/19	267,589	266,474	(1,115)
WestPac Banking Corp.
	Canadian Dollar	Buy	1/15/20	233,775	234,140	(365)
	Japanese Yen	Sell	2/19/20	656,412	660,031	3,619
Unrealized appreciation						93,112
Unrealized (depreciation)						(102,518)
Total						$(9,406)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bobl 5 yr (Long)	18	$2,663,646	$2,663,887	Dec-19	$(44,152)
Euro-Bund 10 yr (Long)	20	3,769,356	3,769,697	Dec-19	(120,136)
Euro-Buxl 30 yr (Long)	10	2,294,621	2,294,828	Dec-19	(153,036)
Euro-Schatz 2 yr (Long)	16	1,973,894	1,974,072	Dec-19	(11,766)
Japanese Government Bond
10 yr (Long)	8	11,194,372	11,197,953	Dec-19	(117,664)
Russell 2000 Index E-Mini (Long)	17	1,380,828	1,380,230	Dec-19	36,057
S&P 500 Index E-Mini (Short)	41	6,439,009	6,444,585	Dec-19	(196,361)
U.K. Gilt 10 yr (Long)	18	3,090,693	3,090,572	Mar-20	5,312
U.S. Treasury Bond 30 yr (Long)	5	794,844	794,844	Mar-20	(1,574)
U.S. Treasury Bond Ultra 30 yr (Long)	7	1,314,031	1,314,031	Mar-20	(453)
U.S. Treasury Note 2 yr (Long)	12	2,587,031	2,587,031	Mar-20	(777)
U.S. Treasury Note 5 yr (Long)	23	2,736,281	2,736,281	Mar-20	(1,669)
U.S. Treasury Note 10 yr (Long)	27	3,492,703	3,492,703	Mar-20	(6,389)
Unrealized appreciation					41,369
Unrealized (depreciation)					(653,977)
Total					$(612,608)

WRITTEN OPTIONS OUTSTANDING at 11/30/19 (premiums $19,707) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount		Value
Bank of America N.A.
GBP/USD (Call)	Jan-20/$1.36	$2,370,581	GBP	1,832,900	$4,310
SPDR S&P 500 ETF Trust (Call)	Dec-19/321.00	5,728,300	$18,225		4,647
Citibank, N.A.
SPDR S&P 500 ETF Trust (Call)	Dec-19/324.00	5,708,498	18,162		5,195
Total					$14,152

64 Dynamic Risk Allocation Fund

TBA SALE COMMITMENTS OUTSTANDING at 11/30/19 (proceeds receivable $1,015,391) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.00%, 12/1/49	$1,000,000	12/12/19	$1,014,141
Total			$1,014,141

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$4,925,800	$2,887 E	$2,999	12/18/21	1.58% —	3 month USD-	$5,885
				Semiannually	LIBOR-BBA —
					Quarterly
1,943,300	1,139 E	(8,311)	12/18/21	3 month USD-	1.58% —	(9,450)
				LIBOR-BBA —	Semiannually
				Quarterly
2,406,900	16,124 E	(2,940)	12/18/24	1.45% —	3 month USD-	13,184
				Semiannually	LIBOR-BBA —
					Quarterly
1,274,800	8,540 E	(7,535)	12/18/24	3 month USD-	1.45% —	(16,075)
				LIBOR-BBA —	Semiannually
				Quarterly
354,200	18,688 E	(5,046)	12/18/49	1.65% —	3 month USD-	13,642
				Semiannually	LIBOR-BBA —
					Quarterly
693,600	36,595 E	16,632	12/18/49	3 month USD-	1.65% —	(19,964)
				LIBOR-BBA —	Semiannually
				Quarterly
2,872,900	48,118 E	(10,425)	12/18/29	1.525% —	3 month USD-	37,693
				Semiannually	LIBOR-BBA —
					Quarterly
23,953,500	401,197 E	101,800	12/18/29	3 month USD-	1.525% —	(299,394)
				LIBOR-BBA —	Semiannually
				Quarterly
1,102,000	2,608	(70)	10/4/21	1.512% —	3 month USD-	3,551
				Semiannually	LIBOR-BBA —
					Quarterly
1,020,000	9,430	(66)	10/4/24	3 month USD-	1.396% —	(10,621)
				LIBOR-BBA —	Semiannually
				Quarterly
880,000	16,915	(357)	10/4/29	1.4925% —	3 month USD-	17,394
				Semiannually	LIBOR-BBA —
					Quarterly
223,000	10,460	(126)	10/4/49	3 month USD-	1.675% —	(10,733)
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$86,555				$(274,888)

E Extended effective date.

Dynamic Risk Allocation Fund 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$13,340,707	$13,554,886	$—	6/20/23	(3 month USD-	A basket (MLFCF15)	$216,960
				LIBOR-BBA plus	of common
				0.10%) — Quarterly	stocks — Quarterly *
13,340,567	13,663,158	—	6/20/23	3 month USD-	Russell 1000 Total	(304,041)
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
Barclays Bank PLC
7,876	7,731	—	1/12/43	3.50% (1 month	Synthetic TRS	(71)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
227,183	220,181	—	1/12/41	4.00% (1 month	Synthetic TRS	(4,585)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Citibank, N.A.
4,539,544	4,540,607	—	11/25/20	(3 month USD-	A basket	495
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
3,905,665	3,906,635	—	11/25/20	3 month USD-	Russell 1000 Total	(535)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
Credit Suisse International
19,225	18,247	—	1/12/45	3.50% (1 month	Synthetic TRS	(790)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
227,183	220,181	—	1/12/41	(4.00%) 1 month	Synthetic TRS	4,585
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		222,040
Upfront premium (paid)		—		Unrealized (depreciation)		(310,022)
Total		$—		Total		$(87,982)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Amazon.com, Inc.	Consumer cyclicals	271	$488,260	3.60%
Alphabet, Inc. Class A	Technology	354	461,793	3.41%
Apple, Inc.	Technology	1,700	454,353	3.35%
JPMorgan Chase & Co.	Financials	3,069	404,336	2.98%
Microsoft Corp.	Technology	2,327	352,271	2.60%

66 Dynamic Risk Allocation Fund

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Verizon Communications, Inc.	Communication services	4,990	$300,594	2.22%
Chevron Corp.	Energy	2,485	291,052	2.15%
Citigroup, Inc.	Financials	3,751	281,758	2.08%
Cisco Systems, Inc.	Technology	6,148	278,580	2.06%
Oracle Corp.	Technology	4,505	252,919	1.87%
Procter & Gamble Co. (The)	Consumer staples	2,047	249,799	1.84%
PayPal Holdings, Inc.	Consumer cyclicals	2,303	248,793	1.84%
Adobe, Inc.	Technology	800	247,504	1.83%
Coca-Cola Co. (The)	Consumer staples	4,166	222,439	1.64%
Comcast Corp. Class A	Communication services	4,995	220,524	1.63%
Medtronic PLC	Health care	1,790	199,387	1.47%
Johnson & Johnson	Health care	1,270	174,625	1.29%
PepsiCo, Inc.	Consumer staples	1,218	165,414	1.22%
Merck & Co., Inc.	Health care	1,799	156,853	1.16%
Lockheed Martin Corp.	Capital goods	400	156,504	1.15%
Honeywell International, Inc.	Capital goods	867	154,775	1.14%
Amgen, Inc.	Health care	659	154,584	1.14%
Booking Holdings, Inc.	Consumer cyclicals	72	137,862	1.02%
Starbucks Corp.	Consumer staples	1,608	137,362	1.01%
Qualcomm, Inc.	Technology	1,637	136,807	1.01%
Intuit, Inc.	Technology	522	135,114	1.00%
Northrop Grumman Corp.	Capital goods	380	133,540	0.99%
ConocoPhillips	Energy	2,177	130,508	0.96%
Walmart, Inc.	Consumer cyclicals	1,088	129,578	0.96%
Union Pacific Corp.	Transportation	650	114,328	0.84%
Abbott Laboratories	Health care	1,326	113,277	0.84%
Delta Air Lines, Inc.	Transportation	1,959	112,267	0.83%
Mondelez International, Inc. Class A	Consumer staples	2,123	111,535	0.82%
MetLife, Inc.	Financials	2,213	110,468	0.81%
Lam Research Corp.	Technology	411	109,720	0.81%
Morgan Stanley	Financials	2,192	108,471	0.80%
S&P Global, Inc.	Consumer cyclicals	402	106,457	0.79%
Phillips 66	Energy	886	101,636	0.75%
Lowe’s Cos., Inc.	Consumer cyclicals	817	95,790	0.71%
IBM Corp.	Technology	702	94,373	0.70%
Exelon Corp.	Utilities and power	2,121	94,156	0.69%
Biogen, Inc.	Health care	314	94,064	0.69%
eBay, Inc.	Technology	2,479	88,048	0.65%
Cummins, Inc.	Capital goods	478	87,345	0.64%
Danaher Corp.	Conglomerates	586	85,583	0.63%
Ingersoll-Rand PLC	Capital goods	645	84,514	0.62%
Broadcom, Inc.	Technology	251	79,494	0.59%
Capital One Financial Corp.	Financials	794	79,452	0.59%
Edwards Lifesciences Corp.	Health care	320	78,397	0.58%
Kinder Morgan, Inc.	Utilities and power	3,984	78,131	0.58%

Dynamic Risk Allocation Fund 67

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	445	$118,922	2.62%
JPMorgan Chase & Co.	Financials	880	115,982	2.55%
Alphabet, Inc. Class A	Technology	85	110,358	2.43%
Microsoft Corp.	Technology	727	110,096	2.42%
Verizon Communications, Inc.	Communication services	1,735	104,506	2.30%
Medtronic PLC	Health care	820	91,326	2.01%
Honeywell International, Inc.	Capital goods	498	88,963	1.96%
Lockheed Martin Corp.	Capital goods	211	82,501	1.82%
Fidelity National Information	Technology	592	81,731	1.80%
Services, Inc.
Starbucks Corp.	Consumer staples	951	81,230	1.79%
TJX Cos., Inc. (The)	Consumer cyclicals	1,315	80,397	1.77%
U.S. Bancorp	Financials	1,338	80,341	1.77%
Automatic Data Processing, Inc.	Consumer cyclicals	469	80,054	1.76%
Texas Instruments, Inc.	Technology	646	77,657	1.71%
Walt Disney Co. (The)	Consumer cyclicals	503	76,296	1.68%
Mondelez International, Inc. Class A	Consumer staples	1,442	75,787	1.67%
Intuit, Inc.	Technology	265	68,718	1.51%
Sysco Corp.	Consumer staples	851	68,534	1.51%
Kinder Morgan, Inc.	Utilities and power	3,495	68,531	1.51%
Allstate Corp. (The)	Financials	584	65,028	1.43%
Johnson & Johnson	Health care	467	64,233	1.41%
Annaly Capital Management, Inc.	Financials	6,616	61,731	1.36%
Exelon Corp.	Utilities and power	1,374	61,004	1.34%
Intercontinental Exchange, Inc.	Financials	636	59,861	1.32%
Waste Management, Inc.	Capital goods	530	59,824	1.32%
DTE Energy Co.	Utilities and power	456	56,980	1.25%
Leidos Holdings, Inc.	Technology	606	55,023	1.21%
Cognizant Technology Solutions	Technology	852	54,626	1.20%
Corp. Class A
Omnicom Group, Inc.	Consumer cyclicals	682	54,182	1.19%
Exxon Mobil Corp.	Energy	789	53,725	1.18%
Amazon.com, Inc.	Consumer cyclicals	29	52,828	1.16%
Cisco Systems, Inc.	Technology	1,102	49,927	1.10%
Hershey Co. (The)	Consumer staples	326	48,361	1.07%
Ross Stores, Inc.	Consumer cyclicals	412	47,839	1.05%
Baxter International, Inc.	Health care	555	45,495	1.00%
Garmin, Ltd.	Technology	456	44,588	0.98%
Pfizer, Inc.	Health care	1,150	44,313	0.98%
Merck & Co., Inc.	Health care	504	43,921	0.97%
VICI Properties, Inc.	Financials	1,773	43,842	0.97%
eBay, Inc.	Technology	1,211	43,028	0.95%
AGNC Investment Corp.	Financials	2,450	42,436	0.93%
Ingersoll-Rand PLC	Capital goods	322	42,264	0.93%
Delta Air Lines, Inc.	Transportation	731	41,905	0.92%
Western Union Co. (The)	Technology	1,556	41,821	0.92%

68 Dynamic Risk Allocation Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Take-Two Interactive Software, Inc.	Technology	340	$41,311	0.91%
Procter & Gamble Co. (The)	Consumer staples	335	40,923	0.90%
AutoZone, Inc.	Consumer cyclicals	34	39,910	0.88%
Charter Communications, Inc. Class A	Communication services	82	38,511	0.85%
F5 Networks, Inc.	Technology	253	36,794	0.81%
Hologic, Inc.	Health care	701	35,971	0.79%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,100,000	$4,299	$(18)	9/9/29	(1.79%) — At	USA Non Revised	$4,280
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
700,000	4,135	(12)	10/1/29	(1.765%) — At	USA Non Revised	4,123
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,500,000	225	—	4/7/26	(1.858%) — At	USA Non Revised	(225)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,100,000	13,524	(35)	7/8/29	(1.875%) — At	USA Non Revised	(13,559)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	25,278	—	8/7/25	(1.92%) — At	USA Non Revised	(25,278)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
500,000	25,413	—	12/5/26	(2.308%) — At	USA Non Revised	(25,413)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,100,000	34,742	(18)	3/7/29	(2.138%) — At	USA Non Revised	(34,761)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Dynamic Risk Allocation Fund 69

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 11/30/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,400,000	$41,663	$(24)	2/7/29	(2.099%) — At	USA Non Revised	$(41,686)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	77,442	(24)	4/6/28	(2.3075%) — At	USA Non Revised	(77,466)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,700,000	107,556	(29)	7/9/28	(2.3875%) — At	USA Non Revised	(107,584)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,500,000	109,141	(38)	11/7/27	(2.1438%) — At	USA Non Revised	(109,178)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,000,000	356,622	(100)	7/2/28	(2.356%) — At	USA Non Revised	(356,722)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,600,000	367,708	—	1/9/23	(2.76%) — At	USA Non Revised	(367,708)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(298)				$(1,151,177)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	$(264)	$29,000	$336	5/11/63	200 bp —	$82
Index						Monthly
CMBX NA A.6	A/P	(12)	14,000	162	5/11/63	200 bp —	155
Index						Monthly
CMBX NA A.6	A/P	(4)	14,000	162	5/11/63	200 bp —	163
Index						Monthly
CMBX NA A.6	A/P	12	7,000	81	5/11/63	200 bp —	96
Index						Monthly
CMBX NA A.6	A/P	(1)	3,000	35	5/11/63	200 bp —	34
Index						Monthly
CMBX NA BB.6	BB–/P	2,730	13,000	1,655	5/11/63	500 bp —	1,086
Index						Monthly

70 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.6	BB–/P	$4,923	$20,000	$2,546	5/11/63	500 bp —	$2,393
Index						Monthly
CMBX NA BB.7	BB/P	273	3,000	137	1/17/47	500 bp —	138
Index						Monthly
CMBX NA BB.7	BB/P	555	4,000	183	1/17/47	500 bp —	376
Index						Monthly
CMBX NA BB.7	BB/P	643	5,000	229	1/17/47	500 bp —	418
Index						Monthly
CMBX NA BB.7	BB/P	966	8,000	366	1/17/47	500 bp —	607
Index						Monthly
CMBX NA BBB–.6	BBB–/P	904	10,000	631	5/11/63	300 bp —	278
Index						Monthly
CMBX NA BBB–.7	BBB–/P	280	3,000	4	1/17/47	300 bp —	278
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(130)	118,000	1,369	5/11/63	200 bp —	1,278
Index						Monthly
CMBX NA A.7	A-/P	1,040	25,000	650	1/17/47	200 bp —	1,698
Index						Monthly
CMBX NA A.7	A-/P	943	24,000	624	1/17/47	200 bp —	1,575
Index						Monthly
CMBX NA A.7	A-/P	294	8,000	208	1/17/47	200 bp —	505
Index						Monthly
CMBX NA BB.7	BB/P	936	7,000	320	1/17/47	500 bp —	622
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,128	12,000	757	5/11/63	300 bp —	376
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	3,257	64,000	742	5/11/63	200 bp —	4,021
Index						Monthly
CMBX NA A.6	A/P	3,736	62,000	719	5/11/63	200 bp —	4,476
Index						Monthly
CMBX NA A.6	A/P	1,820	58,000	673	5/11/63	200 bp —	2,512
Index						Monthly
CMBX NA A.6	A/P	1,083	35,000	406	5/11/63	200 bp —	1,500
Index						Monthly
CMBX NA A.6	A/P	1,988	31,000	360	5/11/63	200 bp —	2,358
Index						Monthly
CMBX NA A.6	A/P	1,186	24,000	278	5/11/63	200 bp —	1,472
Index						Monthly
CMBX NA A.6	A/P	1,133	22,000	255	5/11/63	200 bp —	1,396
Index						Monthly
CMBX NA A.6	A/P	1,248	19,000	220	5/11/63	200 bp —	1,475
Index						Monthly
CMBX NA A.6	A/P	759	15,000	174	5/11/63	200 bp —	938
Index						Monthly

Dynamic Risk Allocation Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$781	$15,000	$174	5/11/63	200 bp —	$960
Index						Monthly
CMBX NA A.6	A/P	301	13,000	151	5/11/63	200 bp —	456
Index						Monthly
CMBX NA A.6	A/P	607	12,000	139	5/11/63	200 bp —	751
Index						Monthly
CMBX NA BBB–.6	BBB–/P	109	1,000	63	5/11/63	300 bp —	46
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	252	5/11/63	300 bp —	66
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,056	9,000	568	5/11/63	300 bp —	493
Index						Monthly
CMBX NA BBB–.6	BBB–/P	613	9,000	568	5/11/63	300 bp —	50
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,266	15,000	947	5/11/63	300 bp —	327
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,941	23,000	1,451	5/11/63	300 bp —	501
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,261	35,000	2,209	5/11/63	300 bp —	2,070
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,939	79,000	4,985	5/11/63	300 bp —	993
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,253	88,000	5,553	5/11/63	300 bp —	2,745
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB–/P	1,059	5,000	637	5/11/63	500 bp —	427
Index						Monthly
CMBX NA BB.6	BB–/P	1,270	6,000	764	5/11/63	500 bp —	511
Index						Monthly
CMBX NA A.6	A/P	10,996	478,000	5,545	5/11/63	200 bp —	16,703
Index						Monthly
CMBX NA A.6	A/P	55	19,000	220	5/11/63	200 bp —	282
Index						Monthly
CMBX NA A.6	A/P	(111)	15,000	174	5/11/63	200 bp —	68
Index						Monthly
CMBX NA BB.10	BB–/P	722	9,000	598	5/11/63	500 bp —	132
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,718	81,000	5,111	5/11/63	300 bp —	5,645
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	(1)	3,000	35	5/11/63	200 bp —	35
Index						Monthly
CMBX NA BBB–.6	BBB–/P	446	5,000	316	5/11/63	300 bp —	133
Index						Monthly

72 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	$622	$46,000	$534	5/11/63	200 bp —	$1,171
Index						Monthly
CMBX NA A.6	A/P	(100)	13,000	151	5/11/63	200 bp —	55
Index						Monthly
CMBX NA BB.6	BB–/P	1,473	6,000	764	5/11/63	500 bp —	715
Index						Monthly
CMBX NA BB.6	BB–/P	3,203	13,000	1,655	5/11/63	500 bp —	1,559
Index						Monthly
Upfront premium received		87,845	Unrealized appreciation				69,200
Upfront premium (paid)		(623)	Unrealized (depreciation)				—
Total		$87,222	Total				$69,200

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(22)	$3,000	$78	1/17/47	(200 bp) —	$(101)
					Monthly
CMBX NA BB.10 Index	(417)	4,000	266	11/17/59	(500 bp) —	(155)
					Monthly
CMBX NA BB.10 Index	(329)	3,000	199	11/17/59	(500 bp) —	(132)
					Monthly
CMBX NA BB.11 Index	(1,684)	13,000	891	11/18/54	(500 bp) —	(805)
					Monthly
CMBX NA BB.11 Index	(377)	4,000	274	11/18/54	(500 bp) —	(106)
					Monthly
CMBX NA BB.8 Index	(124)	1,000	112	10/17/57	(500 bp) —	(13)
					Monthly
CMBX NA BB.9 Index	(6,193)	60,000	2,736	9/17/58	(500 bp) —	(3,507)
					Monthly
CMBX NA BB.9 Index	(581)	9,000	410	9/17/58	(500 bp) —	(178)
					Monthly
CMBX NA BB.9 Index	(129)	2,000	91	9/17/58	(500 bp) —	(40)
					Monthly
CMBX NA BBB–.6 Index	(49,772)	450,000	28,395	5/11/63	(300 bp) —	(21,600)
					Monthly

Dynamic Risk Allocation Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(1,201)	$9,000	$598	11/17/59	(500 bp) —	$(611)
					Monthly
CMBX NA BB.10 Index	(1,070)	9,000	598	11/17/59	(500 bp) —	(480)
					Monthly
CMBX NA BB.10 Index	(622)	5,000	332	11/17/59	(500 bp) —	(294)
					Monthly
CMBX NA BB.7 Index	(1,112)	63,000	8,020	5/11/63	(500 bp) —	6,855
					Monthly
CMBX NA BB.9 Index	(2,907)	29,000	1,322	9/17/58	(500 bp) —	(1,609)
					Monthly
CMBX NA BBB–.7 Index	(78)	1,000	1	1/17/47	(300 bp) —	(78)
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(303)	2,000	91	1/17/47	(500 bp) —	(213)
					Monthly
CMBX NA BB.7 Index	(6,904)	34,000	1,554	1/17/47	(500 bp) —	(5,378)
					Monthly
CMBX NA BB.7 Index	(655)	4,000	183	1/17/47	(500 bp) —	(476)
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(1,138)	54,000	1,404	1/17/47	(200 bp) —	(2,560)
					Monthly
CMBX NA BB.12 Index	(821)	9,000	670	8/17/61	(500 bp) —	(159)
					Monthly
CMBX NA BB.7 Index	(6,960)	55,000	2,514	1/17/47	(500 bp) —	(4,493)
					Monthly
CMBX NA BB.9 Index	(115)	2,000	91	9/17/58	(500 bp) —	(26)
					Monthly
CMBX NA BB.9 Index	(42)	1,000	46	9/17/58	(500 bp) —	2
					Monthly
CMBX NA BBB–.7 Index	(38)	1,000	1	1/17/47	(300 bp) —	(37)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(475)	4,000	266	11/17/59	(500 bp) —	(213)
					Monthly
CMBX NA BB.10 Index	(422)	4,000	266	11/17/59	(500 bp) —	(159)
					Monthly
CMBX NA BB.9 Index	(32)	15,000	684	9/17/58	(500 bp) —	639
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(420)	4,000	266	11/17/59	(500 bp) —	(157)
					Monthly
CMBX NA BB.7 Index	(2,121)	11,000	503	1/17/47	(500 bp) —	(1,628)
					Monthly
CMBX NA BB.7 Index	(1,006)	5,000	229	1/17/47	(500 bp) —	(781)
					Monthly

74 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 11/30/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(104)	$2,000	$91	1/17/47	(500 bp) —	$(14)
					Monthly
CMBX NA BB.7 Index	(202)	1,000	46	1/17/47	(500 bp) —	(157)
					Monthly
CMBX NA BB.9 Index	(123)	2,000	91	9/17/58	(500 bp) —	(34)
					Monthly
CMBX NA BB.9 Index	(99)	2,000	91	9/17/58	(500 bp) —	(9)
					Monthly
CMBX NA BB.9 Index	(62)	1,000	46	9/17/58	(500 bp) —	(17)
					Monthly
CMBX NA BB.9 Index	(61)	1,000	46	9/17/58	(500 bp) —	(16)
					Monthly
CMBX NA BB.9 Index	(75)	1,000	46	9/17/58	(500 bp) —	(30)
					Monthly
Upfront premium received	—	Unrealized appreciation				7,496
Upfront premium (paid)	(88,796)	Unrealized (depreciation)				(46,266)
Total	$(88,796)	Total				$(38,770)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 11/30/19 (Unaudited)
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
EM Series 32	BBB–/P	$319,264	$6,200,000	$297,315	12/20/24	100 bp —	$33,255
Index						Quarterly
NA IG Series 33	BBB+/P	(24,441)	1,150,000	27,702	12/20/24	100 bp —	5,075
Index						Quarterly
Total		$294,823					$38,330

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Risk Allocation Fund 75

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 11/30/19 (Unaudited)

	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 33	$281,311	$4,173,000	$320,545	12/20/24	(500 bp) —	$(60,817)
Index					Quarterly
Total	$281,311					$(60,817)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$1,510,256	$—	$—
Capital goods	3,217,798	—	—
Communication services	2,017,306	—	—
Consumer cyclicals	4,915,175	—	—
Consumer staples	4,251,753	—	—
Energy	1,360,401	—	1,080
Financials	10,719,821	—	—
Health care	5,151,603	—	—
Technology	9,047,511	—	—
Transportation	730,184	—	—
Utilities and power	1,848,743	—	—
Total common stocks	44,770,551	—	1,080

Asset-backed securities	—	549,566	—
Commodity linked notes	—	4,519,017	—
Convertible bonds and notes	—	18,863	—
Convertible preferred stocks	—	50,096	2,200
Corporate bonds and notes	—	22,905,475	5
Foreign government and agency bonds and notes	—	600,946	—
Mortgage-backed securities	—	2,915,790	—
Preferred stocks	27,901	—	—
Purchased options outstanding	—	424,880	—
Senior loans	—	506,327	—
U.S. government and agency mortgage obligations	—	9,523,903	—
Warrants	—	393,839	—
Short-term investments	7,056,271	2,817,968	—
Totals by level	$51,854,723	$45,226,670	$3,285

76 Dynamic Risk Allocation Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(9,406)	$—
Futures contracts	(612,608)	—	—
Written options outstanding	—	(14,152)	—
TBA sale commitments	—	(1,014,141)	—
Interest rate swap contracts	—	(361,443)	—
Total return swap contracts	—	(1,238,861)	—
Credit default contracts	—	(566,617)	—
Totals by level	$(612,608)	$(3,204,620)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 77

Statement of assets and liabilities 11/30/19 (Unaudited)

ASSETS
Investment in securities, at value, including $35,397 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $81,906,407)	$90,207,607
Affiliated issuers (identified cost $6,877,071) (Notes 1 and 5)	6,877,071
Cash	85,482
Foreign currency (cost $6,067) (Note 1)	5,808
Dividends, interest and other receivables	520,368
Receivable for shares of the fund sold	295,234
Receivable for investments sold	47,041
Receivable for sales of TBA securities (Note 1)	7,246
Receivable from Manager (Note 2)	35,977
Receivable for variation margin on futures contracts (Note 1)	22,170
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,735
Unrealized appreciation on forward currency contracts (Note 1)	93,112
Unrealized appreciation on OTC swap contracts (Note 1)	298,736
Premium paid on OTC swap contracts (Note 1)	89,419
Prepaid assets	61,937
Total assets	98,649,943

LIABILITIES
Payable for investments purchased	208,994
Payable for purchases of TBA securities (Note 1)	7,286,620
Payable for shares of the fund repurchased	70,367
Payable for custodian fees (Note 2)	96,136
Payable for investor servicing fees (Note 2)	20,778
Payable for Trustee compensation and expenses (Note 2)	19,378
Payable for administrative services (Note 2)	321
Payable for distribution fees (Note 2)	10,987
Payable for variation margin on futures contracts (Note 1)	30,607
Payable for variation margin on centrally cleared swap contracts (Note 1)	103,336
Unrealized depreciation on OTC swap contracts (Note 1)	356,288
Premium received on OTC swap contracts (Note 1)	87,845
Unrealized depreciation on forward currency contracts (Note 1)	102,518
Written options outstanding, at value (premiums $19,707) (Note 1)	14,152
TBA sale commitments, at value (proceeds receivable $1,015,391) (Note 1)	1,014,141
Collateral on securities loaned, at value (Note 1)	36,800
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	357,467
Other accrued expenses	60,437
Total liabilities	9,877,172

Net assets	$88,772,771

(Continued on next page)

78 Dynamic Risk Allocation Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$80,257,662
Total distributable earnings (Note 1)	8,515,109
Total — Representing net assets applicable to capital shares outstanding	$88,772,771

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($13,957,815 divided by 1,225,607 shares)	$11.39
Offering price per class A share (100/94.25 of $11.39)*	$12.08
Net asset value and offering price per class B share ($1,653,198 divided by 148,183 shares)**	$11.16
Net asset value and offering price per class C share ($4,454,523 divided by 398,356 shares)**	$11.18
Net asset value, offering price and redemption price per class R share
($10,244 divided by 898 shares)†	$11.40
Net asset value, offering price and redemption price per class R6 share
($25,074,938 divided by 2,203,841 shares)	$11.38
Net asset value, offering price and redemption price per class Y share
($43,622,053 divided by 3,819,463 shares)	$11.42

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 79

Statement of operations Six months ended 11/30/19 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $78,595 from investments in affiliated issuers) (Note 5)	$768,898
Dividends (net of foreign tax of $19,438)	573,440
Securities lending (net of expenses) (Notes 1 and 5)	489
Total investment income	1,342,827

EXPENSES
Compensation of Manager (Note 2)	315,893
Investor servicing fees (Note 2)	72,894
Custodian fees (Note 2)	54,586
Trustee compensation and expenses (Note 2)	1,583
Distribution fees (Note 2)	50,533
Administrative services (Note 2)	755
Auditing and tax fees	47,240
Blue sky expense	49,773
Other	27,718
Fees waived and reimbursed by Manager (Note 2)	(189,054)
Total expenses	431,921
Expense reduction (Note 2)	(1,409)
Net expenses	430,512

Net investment income	912,315

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	140,957
Foreign currency transactions (Note 1)	1,999
Forward currency contracts (Note 1)	(368,503)
Futures contracts (Note 1)	(178,670)
Swap contracts (Note 1)	803,649
Written options (Note 1)	(47,408)
Total net realized gain	352,024
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	3,432,778
Assets and liabilities in foreign currencies	(3,947)
Forward currency contracts	128,499
Futures contracts	(432,564)
Swap contracts	(682,097)
Written options	2,958
Total change in net unrealized appreciation	2,445,627

Net gain on investments	2,797,651

Net increase in net assets resulting from operations	$3,709,966

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/19*	Year ended 5/31/19
Operations
Net investment income	$912,315	$3,173,483
Net realized gain on investments
and foreign currency transactions	352,024	705,945
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	2,445,627	(9,069,220)
Net increase (decrease) in net assets resulting
from operations	3,709,966	(5,189,792)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(220,574)
Class B	—	(11,715)
Class C	—	(29,462)
Class M	—	(2,465)
Class R	—	(305)
Class R6	—	(1,494,083)
Class Y	—	(700,651)
Increase (decrease) from capital share transactions (Note 4)	3,157,206	(67,692,110)
Total increase (decrease) in net assets	6,867,172	(75,341,157)

NET ASSETS
Beginning of period	81,905,599	157,246,756
End of period	$88,772,771	$81,905,599

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
November 30, 2019 **	$10.90	.11	.38	.49	—	—	—	—	$11.39	4.50*	$13,958	.58*	.95*	152*
May 31, 2019	11.61	.23	(.78)	(.55)	(.16)	—	(.16)	—	10.90	(4.63)	14,142	1.15	2.04	255
May 31, 2018	10.96	.22	.74	.96	(.32)	—	(.32)	.01[f]	11.61	8.86	18,906	1.14	1.93	312
May 31, 2017	10.28	.17	.76	.93	(.25)	—	(.25)	—	10.96	9.18	18,582	1.13	1.64	299
May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	—	10.28	(5.14)	20,236	1.25	1.49	300
May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	—	11.10	.53	28,223	1.41	.91	245
Class B
November 30, 2019 **	$10.72	.06	.38	.44	—	—	—	—	$11.16	4.10*	$1,653	.96*	.58*	152*
May 31, 2019	11.39	.14	(.74)	(.60)	(.07)	—	(.07)	—	10.72	(5.27)	1,664	1.90	1.30	255
May 31, 2018	10.76	.13	.72	.85	(.23)	—	(.23)	.01[f]	11.39	7.97	2,315	1.89	1.18	312
May 31, 2017	10.08	.09	.75	.84	(.16)	—	(.16)	—	10.76	8.41	2,669	1.88	.89	299
May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.08	(5.91)	3,207	2.00	.75	300
May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	—	10.94	(.26)	3,829	2.16	.17	245
Class C
November 30, 2019 **	$10.75	.06	.37	.43	—	—	—	—	$11.18	4.00*	$4,455	.96*	.58*	152*
May 31, 2019	11.42	.14	(.74)	(.60)	(.07)	—	(.07)	—	10.75	(5.26)	4,970	1.90	1.28	255
May 31, 2018	10.78	.13	.72	.85	(.22)	—	(.22)	.01[f]	11.42	7.99	5,812	1.89	1.18	312
May 31, 2017	10.09	.09	.75	.84	(.15)	—	(.15)	—	10.78	8.42	7,356	1.88	.88	299
May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.09	(5.90)	9,659	2.00	.74	300
May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	—	10.95	(.27)	15,125	2.16	.16	245
Class R
November 30, 2019 **	$10.93	.09	.38	.47	—	—	—	—	$11.40	4.30*	$10	.71*	.82*	152*
May 31, 2019	11.56	.21	(.77)	(.56)	(.07)	—	(.07)	—	10.93	(4.77)	10	1.40	1.87	255
May 31, 2018	10.93	.19	.73	.92	(.30)	—	(.30)	.01[f]	11.56	8.51	103	1.39	1.67	312
May 31, 2017	10.21	.15	.75	.90	(.18)	—	(.18)	—	10.93	8.92	110	1.38	1.40	299
May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	—	10.21	(5.40)	135	1.50	1.17	300
May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	—	11.02	.25	261	1.66	.66	245
Class R6
November 30, 2019 **	$10.87	.13	.38	.51	—	—	—	—	$11.38	4.69*	$25,075	.38*	1.15*	152*
May 31, 2019	11.58	.28	(.78)	(.50)	(.21)	—	(.21)	—	10.87	(4.17)	19,332.75		2.55	255
May 31, 2018	10.94	.26	.73	.99	(.36)	—	(.36)	.01[f]	11.58	9.19	81,403.75		2.31	312
May 31, 2017	10.26	.22	.75	.97	(.29)	—	(.29)	—	10.94	9.65	102,097.75		2.04	299
May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	—	10.26	(4.83)	96,118.81		2.17	300
May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	—	11.10	.79	30,007	1.11	1.23	245

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class Y
November 30, 2019 **	$10.92	.12	.38	.50	—	—	—	—	$11.42	4.58*	$43,622	.46*	1.07*	152*
May 31, 2019	11.63	.25	(.77)	(.52)	(.19)	—	(.19)	—	10.92	(4.33)	41,531.90		2.27	255
May 31, 2018	10.99	.25	.73	.98	(.35)	—	(.35)	.01[f]	11.63	9.02	48,411.89		2.17	312
May 31, 2017	10.30	.20	.77	.97	(.28)	—	(.28)	—	10.99	9.56	45,467.88		1.90	299
May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	—	10.30	(4.94)	47,321	1.00	1.62	300
May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	—	11.10	.79	135,058	1.16	1.17	245

* Not annualized

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

				Percentage of average net assets
	11/30/19	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15
Class A	0.22%	0.30%	0.24%	0.23%	0.17%	0.10%
Class B	0.22	0.30	0.24	0.23	0.17	0.10
Class C	0.22	0.30	0.24	0.23	0.17	0.10
Class R	0.22	0.30	0.24	0.23	0.17	0.10
Class R6	0.22	0.30	0.24	0.23	0.20	N/A
Class Y	0.22	0.30	0.24	0.23	0.17	0.10

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 85

Notes to financial statements 11/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2019 through November 30, 2019.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically uses leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R

86 Dynamic Risk Allocation Fund

shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on

Dynamic Risk Allocation Fund 87

certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and

88 Dynamic Risk Allocation Fund

foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Dynamic Risk Allocation Fund 89

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

90 Dynamic Risk Allocation Fund

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Dynamic Risk Allocation Fund 91

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $15,394 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $36,800 and the value of securities loaned amounted to $35,397.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

92 Dynamic Risk Allocation Fund

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,055,042	$—	$1,055,042

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $86,908,901, resulting in gross unrealized appreciation and depreciation of $11,035,772 and $4,677,223, respectively, or net unrealized appreciation of $6,358,549.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Dynamic Risk Allocation Fund 93

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.359% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $96,129 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $92,925 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$14,684	Class R	11
Class B	1,757	Class R6	6,042
Class C	5,003	Class Y	45,213
Class M	184	Total	$72,894

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $667 under the expense offset arrangements and by $742 under the brokerage/service arrangements.

94 Dynamic Risk Allocation Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $60, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Class A	$17,533	ClassM*	661
Class B	8,398	Class R	26
Class C	23,915	Total	$50,533

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,210 and $27 from the sale of class A and class M shares, respectively, and received $3 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$128,741,654	$128,085,897
U.S. government securities (Long-term)	—	—
Total	$128,741,654	$128,085,897

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Risk Allocation Fund 95

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	114,668	$1,295,772	202,519	$2,201,091
Shares issued in connection with
reinvestment of distributions	—	—	21,137	217,075
	114,668	1,295,772	223,656	2,418,166
Shares repurchased	(186,014)	(2,102,879)	(555,790)	(6,182,041)
Net decrease	(71,346)	$(807,107)	(332,134)	$(3,763,875)

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,079	$22,638
Shares issued in connection with
reinvestment of distributions	—	—	1,098	11,122
	—	—	3,177	33,760
Shares repurchased	(7,048)	(78,068)	(51,176)	(566,507)
Net decrease	(7,048)	$(78,068)	(47,999)	$(532,747)

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	6,176	$69,063	88,421	$904,422
Shares issued in connection with
reinvestment of distributions	—	—	2,755	27,961
	6,176	69,063	91,176	932,383
Shares repurchased	(70,254)	(779,539)	(137,770)	(1,524,042)
Net decrease	(64,078)	$(710,476)	(46,594)	$(591,659)

	SIX MONTHS ENDED 11/30/19*		YEAR ENDED 5/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	454	$5,136	709	$8,156
Shares issued in connection with
reinvestment of distributions	—	—	240	2,465
	454	5,136	949	10,621
Shares repurchased	(24,123)	(271,599)	(2,927)	(33,852)
Net decrease	(23,669)	$(266,463)	(1,978)	$(23,231)

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,792	$20,147
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	1,792	20,147
Shares repurchased	—	—	(9,785)	(110,270)
Net decrease	—	$—	(7,993)	$(90,123)

96 Dynamic Risk Allocation Fund

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	726,480	$8,224,279	466,747	$5,171,428
Shares issued in connection with
reinvestment of distributions	—	—	146,192	1,494,083
	726,480	8,224,279	612,939	6,665,511
Shares repurchased	(300,814)	(3,397,688)	(5,862,871)	(65,260,876)
Net increase (decrease)	425,666	$4,826,591	(5,249,932)	$(58,595,365)

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	247,206	$2,809,998	692,286	$7,589,074
Shares issued in connection with
reinvestment of distributions	—	—	67,929	697,632
	247,206	2,809,998	760,215	8,286,706
Shares repurchased	(230,451)	(2,617,269)	(1,119,601)	(12,381,816)
Net increase (decrease)	16,755	$192,729	(359,386)	$(4,095,110)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares were no longer able to be purchased.

At the close of the reporting period, Putnam Investments, LLC owned 898 class R shares of the fund (100.00% of class R shares outstanding), valued at $10,244.

At the close of the reporting period, a shareholder of record owned 21.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/19	cost	proceeds	income	of 11/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$80,100	$1,762,500	$1,805,800	$4,340	$36,800
Putnam Short Term
Investment Fund**	4,614,804	15,373,341	13,147,874	78,595	6,840,271
Total Short-term
investments	$4,694,904	$17,135,841	$14,953,674	$82,935	$6,877,071

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Risk Allocation Fund 97

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$90,000
Purchased currency option contracts (contract amount)	$3,000,000
Written equity option contracts (contract amount)	$37,000
Written currency option contracts (contract amount)	$2,600,000
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$41,500,000
Centrally cleared interest rate swap contracts (notional)	$41,000,000
OTC total return swap contracts (notional)	$35,300,000
Centrally cleared total return swap contracts (notional)	$25,700,000
OTC credit default contracts (notional)	$2,500,000
Centrally cleared credit default contracts (notional)	$9,800,000
Warrants (number of warrants)	130,000

98 Dynamic Risk Allocation Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as
hedging			Statement of
instruments under	Statement of assets and		assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$96,020*	Unrealized depreciation	$662,637*
Foreign exchange
contracts	Investments, Receivables	108,198	Payables	106,828
Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,057,145*	Unrealized depreciation	510,779*
Investments, Receivables,
Interest	Net assets — Unrealized		Payables, Net assets —
rate contracts	appreciation	125,518*	Unrealized depreciation	2,091,005*
Total		$1,386,881		$3,371,249

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(17,596)	$(17,596)
Foreign exchange
contracts	—	47,849	—	(368,503)	—	$(320,654)
Equity contracts	3,407	(542,799)	(179,687)	—	(274,205)	$(993,284)
Interest rate
contracts	—	—	1,017	—	1,095,450	$1,096,467
Total	$3,407	$(494,950)	$(178,670)	$(368,503)	$803,649	$(235,067)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$34,567	$34,567
Foreign exchange
contracts	—	(51,004)	—	128,499	—	$77,495
Equity contracts	9,553	(214,705)	9,125	—	(17,101)	$(213,128)
Interest rate
contracts	—	—	(441,689)	—	(699,563)	$(1,141,252)
Total	$9,553	$(265,709)	$(432,564)	$128,499	$(682,097)	$(1,242,318)

Dynamic Risk Allocation Fund 99

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$2,296	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,296
OTC Total return swap
contracts*#	216,960	—	—	—	495	—	—	—	—	—	4,585	—	—	—	—	—	—	—	222,040
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	799	2,909	4,416	—	—	6,113	36	704	—	—	—	—	—	14,977
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	33,070	10,773	1,795	—	—	3,263	1,196	1,430	—	—	—	—	—	51,527
Centrally cleared credit
default contracts§	—	—	439	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	439
Futures contracts§	—	—	—	12,120	—	—	—	—	—	—	10,050	—	—	—	—	—	—	—	22,170
Forward currency contracts#	18,483	2,146	—	—	3,062	—	244	16,286	6,894	21,320	—	—	—	2,647	6,065	—	12,346	3,619	93,112
Purchased options**#	188,581	—	—	—	113,208	—	—	3,532	—	119,559	—	—	—	—	—	—	—	—	424,880
Total Assets	$424,024	$2,146	$2,735	$12,120	$116,765	$33,869	$13,926	$26,029	$6,894	$140,879	$24,011	$1,232	$2,134	$2,647	$6,065	$—	$12,346	$3,619	$831,441
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	43,837	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	43,837
OTC Total return swap
contracts*#	304,041	4,656	—	—	535	—	790	—	—	—	—	—	—	—	—	—	—	—	310,022
Centrally cleared total return
swap contracts§	—	—	57,870	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	57,870
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	5,700	1,066	16,464	—	—	7,054	313	2,402	—	—	—	—	—	32,999
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	79	—	—	—	—	1,422	—	—	—	—	—	—	—	1,501
Centrally cleared credit
default contracts§	—	—	1,629	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,629
Futures contracts§	—	—	—	9,605	—	—	—	—	—	—	21,002	—	—	—	—	—	—	—	30,607
Forward currency contracts#	7,432	5,052	—	—	2,729	—	913	10,120	3,449	55,676	—	—	—	2,593	12,907	167	1,115	365	102,518
Written options#	8,957	—	—	—	5,195	—	—	—	—	—	—	—	—	—	—	—	—	—	14,152
Total Liabilities	$320,430	$9,708	$103,336	$9,605	$8,459	$5,779	$2,769	$26,584	$3,449	$55,676	$29,478	$313	$2,402	$2,593	$12,907	$167	$1,115	$365	$595,135

100 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 101

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$103,594	$(7,562)	$(100,601)	$2,515	$108,306	$28,090	$11,157	$(555)	$3,445	$85,203	$(5,467)	$919	$(268)	$54	$(6,842)	$(167)	$11,231	$3,254	$236,306
Total collateral received
(pledged)†##	$103,594	$—	$—	$—	$108,306	$—	$—	$—	$—	$70,000	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$—	$(7,562)	$(100,601)	$2,515	$—	$28,090	$11,157	$(555)	$3,445	$15,203	$(5,467)	$919	$(268)	$54	$(6,842)	$(167)	$11,231	$3,254
Controlled collateral
received (including TBA
commitments)**	$141,467	$—	$—	$—	$140,000	$—	$—	$—	$—	$70,000	$6,000	$—	$—	$—	$—	$—	$—	$—	$357,467
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $596,209 and $2,105,339, respectively.

102 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 103

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

104 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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1-800-225-1581
putnam.com

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SA735 319342 1/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 27, 2020